(2_FIDELITY_LOGOS)FIDELITY

INTERMEDIATE BOND
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              7    THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES     10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   25   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  29   NOTES TO THE FINANCIAL STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October, the Standard & Poor's 500 Index remained up more than 25% year-to-date, twice its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post moderate returns through the first 10 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five and 10 year total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997     PAST 6   PAST 1   PAST 5   PAST 10
                                   MONTHS   YEAR     YEARS    YEARS

FIDELITY INTERMEDIATE BOND         5.56%    7.34%    38.08%   118.32%

LEHMAN BROTHERS INTERMEDIATE       5.66%    7.49%    38.00%   124.23%
 GOVERNMENT/CORPORATE BOND INDEX

INTERMEDIATE INVESTMENT            6.38%    7.98%    39.02%   126.26%
 GRADE DEBT FUNDS AVERAGE

SHORT INTERMEDIATE INVESTMENT      3.86%    6.12%    30.53%   98.65%
 GRADE DEBT FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Intermediate Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare the fund's performance to averages calculated by Lipper Analytical Services, Inc. The fund formerly was included in Lipper's intermediate investment grade debt funds category (which included 217 funds for the past six months), but will be included in the short-intermediate investment grade debt funds category (107 funds) in the future. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997     PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

FIDELITY INTERMEDIATE BOND         7.34%    6.67%    8.12%

LEHMAN BROTHERS INTERMEDIATE       7.49%    6.65%    8.41%
 GOVERNMENT/CORPORATE BOND INDEX

INTERMEDIATE INVESTMENT            7.98%    6.79%    8.48%
 GRADE DEBT FUNDS AVERAGE

SHORT INTERMEDIATE INVESTMENT      6.12%    5.47%    7.09%
 GRADE DEBT FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971031 19971113 155453 S00000000000001
             Intermediate Bond           LB Intermediate Govt/Corp
             00032                       LB007
  1987/10/31      10000.00                    10000.00
  1987/11/30      10117.63                    10063.60
  1987/12/31      10201.46                    10169.33
  1988/01/31      10501.16                    10429.54
  1988/02/29      10636.67                    10545.60
  1988/03/31      10556.63                    10505.06
  1988/04/30      10517.29                    10487.57
  1988/05/31      10458.86                    10441.20
  1988/06/30      10640.66                    10607.61
  1988/07/31      10633.46                    10585.09
  1988/08/31      10657.99                    10600.99
  1988/09/30      10831.80                    10784.89
  1988/10/31      10975.19                    10931.42
  1988/11/30      10911.49                    10838.15
  1988/12/31      10937.57                    10847.69
  1989/01/31      11053.36                    10961.63
  1989/02/28      11032.69                    10916.32
  1989/03/31      11084.29                    10963.49
  1989/04/30      11250.74                    11182.63
  1989/05/31      11467.05                    11404.68
  1989/06/30      11728.44                    11692.19
  1989/07/31      11957.01                    11932.27
  1989/08/31      11797.88                    11778.05
  1989/09/30      11861.44                    11833.70
  1989/10/31      12108.96                    12083.84
  1989/11/30      12202.89                    12199.37
  1989/12/31      12230.17                    12232.76
  1990/01/31      12107.69                    12154.33
  1990/02/28      12140.72                    12198.58
  1990/03/31      12143.74                    12214.48
  1990/04/30      12064.82                    12172.08
  1990/05/31      12337.45                    12015.74
  1990/06/30      12497.63                    12606.13
  1990/07/31      12660.66                    12781.02
  1990/08/31      12557.39                    12728.55
  1990/09/30      12656.39                    12826.86
  1990/10/31      12769.97                    12975.78
  1990/11/30      12986.10                    12717.16
  1990/12/31      13152.75                    13352.85
  1991/01/31      13280.82                    13488.26
  1991/02/28      13375.92                    13596.11
  1991/03/31      13448.30                    13688.59
  1991/04/30      13585.92                    13837.78
  1991/05/31      13645.64                    13922.84
  1991/06/30      13636.80                    13932.64
  1991/07/31      13794.42                    14087.92
  1991/08/31      14061.97                    14356.88
  1991/09/30      14328.71                    14603.85
  1991/10/31      14460.33                    14770.52
  1991/11/30      14575.22                    14940.11
  1991/12/31      15059.60                    15305.00
  1992/01/31      14836.99                    15166.41
  1992/02/29      14909.13                    15226.30
  1992/03/31      14843.61                    15166.41
  1992/04/30      14919.50                    15299.70
  1992/05/31      15173.01                    15536.86
  1992/06/30      15380.47                    15766.87
  1992/07/31      15754.80                    16080.34
  1992/08/31      15880.24                    16241.19
  1992/09/30      15986.97                    16461.66
  1992/10/31      15810.90                    16248.08
  1992/11/30      15729.71                    16186.34
  1992/12/31      15975.12                    16403.10
  1993/01/31      16345.56                    16722.14
  1993/02/28      16676.09                    16985.80
  1993/03/31      16754.49                    17053.37
  1993/04/30      16843.74                    17190.63
  1993/05/31      16852.26                    17152.47
  1993/06/30      17204.63                    17421.70
  1993/07/31      17368.23                    17464.36
  1993/08/31      17741.53                    17741.27
  1993/09/30      17806.45                    17814.93
  1993/10/31      17916.26                    17862.63
  1993/11/30      17809.03                    17763.00
  1993/12/31      17885.75                    17844.35
  1994/01/31      18095.09                    18042.56
  1994/02/28      17732.94                    17775.72
  1994/03/31      17414.32                    17482.38
  1994/04/30      17336.62                    17363.40
  1994/05/31      17308.64                    17375.06
  1994/06/30      17328.90                    17377.44
  1994/07/31      17505.96                    17627.59
  1994/08/31      17527.53                    17682.71
  1994/09/30      17442.86                    17520.01
  1994/10/31      17448.25                    17517.62
  1994/11/30      17468.43                    17438.13
  1994/12/31      17526.47                    17499.87
  1995/01/31      17727.75                    17794.80
  1995/02/28      17976.18                    18163.92
  1995/03/31      18091.63                    18267.79
  1995/04/30      18258.88                    18493.30
  1995/05/31      18720.53                    19052.41
  1995/06/30      18833.49                    19180.14
  1995/07/31      18820.60                    19182.79
  1995/08/31      18992.87                    19357.41
  1995/09/30      19112.69                    19497.59
  1995/10/31      19331.13                    19714.88
  1995/11/30      19567.39                    19974.03
  1995/12/31      19771.26                    20183.37
  1996/01/31      19919.34                    20357.46
  1996/02/29      19695.67                    20118.45
  1996/03/31      19576.13                    20014.84
  1996/04/30      19508.91                    19944.09
  1996/05/31      19482.07                    19928.98
  1996/06/30      19685.40                    20140.71
  1996/07/31      19734.56                    20200.59
  1996/08/31      19743.87                    20216.49
  1996/09/30      20008.53                    20498.17
  1996/10/31      20338.86                    20860.41
  1996/11/30      20605.97                    21135.46
  1996/12/31      20492.79                    21000.05
  1997/01/31      20561.42                    21081.67
  1997/02/28      20580.44                    21121.95
  1997/03/31      20447.91                    20976.20
  1997/04/30      20682.45                    21222.64
  1997/05/31      20838.89                    21398.86
  1997/06/30      21033.64                    21594.15
  1997/07/31      21464.47                    22033.49
  1997/08/31      21347.22                    21922.73
  1997/09/30      21586.39                    22177.65
  1997/10/31      21831.98                    22423.29
IMATRL PRASUN   SHR__CHT 19971031 19971113 155458 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Bond Fund on October 31, 1987. As the chart shows, by October 31, 1997, the value of the investment would have grown to $21,832 - a 118.32% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Corporate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,423 - a 124.23% increase. UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            SIX MONTHS    YEARS ENDED APRIL 30,
            ENDED
            OCTOBER 31,

      1997   1997   1996   1995   1994   1993

DIVIDEND RETURN         3.35%   6.61%    6.65%   6.40% A   6.49%    8.08%

CAPITAL APPRECIATION    2.21%   -0.59%   0.20%   -1.08%    -3.56%    4.82%
 RETURN

TOTAL RETURN            5.56%   6.02%    6.85%   5.32%     2.93%    12.90%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED OCTOBER 31, 1997    PAST 1         PAST 6          PAST 1
                                  MONTH          MONTHS          YEAR

DIVIDENDS PER SHARE                5.51(CENTS)    32.61(CENTS)    64.50(CENTS)

ANNUALIZED DIVIDEND RATE           6.40%          6.42%           6.41%

30-DAY ANNUALIZED YIELD            5.78%           -               -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.14 over the past one month, $10.07 over the past six months and $10.06 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
A DIVIDENDS PAID ARE BASED ON THE FUND'S INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 1.9(CENTS) PER SHARE PAID DURING 1995 WERE A NON-TAXABLE RETURN OF CAPITAL.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Christine Thompson, Portfolio Manager of Fidelity Intermediate Bond Fund
Q. HOW DID THE FUND PERFORM, CHRISTINE?
A. For the six months that ended October 31, 1997, the fund had a total return of 5.56%, just behind the 5.66% return of the Lehman Brothers Intermediate Government/Corporate Bond Index over the same period. For the 12 months that ended October 31, 1997, the fund had a total return of 7.34%, while the Lehman Brothers index posted a return of 7.49%.
Q. HOW DID PERFORMANCE STACK UP AGAINST THE FUND'S PEERS?
A. The fund outperformed its Lipper peer group - Lipper's short-intermediate investment grade debt funds - which recorded average returns of 3.86% for the six-month period and 6.12% for the 12-month period. Lipper historically placed the fund in its intermediate investment grade debt funds average, so this peer group is a new one for the fund. The short-intermediate category turns out to be a better fit because Lipper's definition of "intermediate" differs from the fund's. The funds in Lipper's intermediate category tend to have longer maturities, and more interest-rate sensitivity, than the fund and the Lehman Brothers index.
Q. WHAT ROLE DOES THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX PLAY IN THE MANAGEMENT OF THE FUND?
A. I use it as a representation of the overall market in which the fund invests. The index includes most of the universe of investment-grade bonds with maturities between one and 10 years, other than mortgage securities. The composition of that universe is skewed toward the shorter end of the maturity range because there are more short-term bonds outstanding. I manage the fund to have similar overall interest-rate risk to its benchmark index, but beyond that, the fund can vary significantly from the index. With respect to sector, issuer and structural composition, the fund's holdings reflect our research conclusions on the relative values of bonds.
Q. HOW WOULD YOU COMPARE THE FUND'S RETURN TO THAT OF THE INDEX AND THE NEW PEER GROUP?
A. As I said, the fund is managed with an interest-rate sensitivity, or duration, that closely resembles the duration of the benchmark index over time. During the period, the fund's returns closely tracked the index. Over the past year, bond valuation measures have been very compressed, meaning that different sectors of the bond market with similar maturities did not provide much of a variation in returns. In this environment, it's more difficult to differentiate returns than it would be in an environment where credit quality, cash-flow structures and characteristics of different non-government sectors are valued more differently. In comparison with the new Lipper peer group, the fund generally had a slightly longer duration than the funds in the average. As a result, its return compared to that universe partially reflects how the bond market performed. With a slightly higher interest-rate sensitivity, the fund's performance compares a bit more favorably in rallying markets such as the one we've seen over the past 12 months.
Q. HOW DID CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES PERFORM?
A. For the six months that ended October 31, 1997, Treasuries returned 7.87%, while corporate bonds in the overall marketplace returned 7.93%. That outperformance reflected the incremental yield that the corporate sector offered - as well as an overall trend of decreasing yield advantages and increasing price - relative to Treasuries. The mortgage sector also performed well during much of the period. In an environment marked by low interest-rate volatility, mortgage-backed securities benefited from the added yields that they offered relative to Treasuries, as well as predictable prepayment trends. Prepayment risk is the risk that mortgage holders will pay off their mortgages before the maturity date, such as in the form of refinancing at a lower interest rate. Refinancing-based prepayments force mortgage-backed bond investors to reinvest at a lower interest rate, if they wish to remain invested in the sector.
Q. THE FUND'S CORPORATE HOLDINGS WERE HEAVILY INVESTED IN FINANCE.
WHY?
A. The fund was overweighted in U.S. domestic bank issues. The U.S. banking sector has strengthened its financial position as the economy has grown and the institutions have been managed with improved risk controls, expense management and preparation for prospective problems in their loan portfolios. In addition, consolidation within the industry through mergers and acquisitions has increased the sector's credit profile, as Bbb-rated smaller banks are absorbed by Aa-rated and A-rated larger banks.
Q. WHAT WAS YOUR FEELING ABOUT YANKEE BONDS DURING THE PERIOD?
A. Yankee bonds - dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations - were interesting to watch because of the turmoil throughout many Southeast Asian countries during the past six months. There's been a dramatic cheapening in that part of the market, which to a lesser degree has carried over to non-Asian yankee issues. While the fund had little direct exposure to Asian names, I have been reviewing the higher-quality niches in the yankee market to find attractive opportunities.
Q. WHAT'S YOUR OUTLOOK FOR THE
BOND MARKET?
A. Following a recent increase in bond market volatility - mostly in response to problems in Southeast Asia and stock market gyrations - we're beginning to see much more differentiation between the pricing of all types of fixed-income securities in the marketplace. Credit qualities, structural differences and other characteristics of many non-government sectors are increasingly being priced to reflect unique risk/reward characteristics. I expect this environment to provide the fund with opportunities to outperform as we utilize our research to identify superior investments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CHRISTINE THOMPSON ON
QUANTITATIVE RESEARCH:
"Quantitative research allows us to
understand how our funds are
likely to perform relative to the
market in a variety of interest-rate
environments and market
scenarios. Our research draws on
historical performance to model
how individual securities react
and allows us to combine certain
groupings of securities to examine
their performance together under
various circumstances.
"Quantitative research allows us
to analyze issues such as: How do
the payment patterns of the bonds
in a portfolio come together? How
would you expect these valuation
measures to adjust and to offset
one another in different market
environments? If we relived in the
future some of the extreme
environments that we've seen in
the past, what kind of returns
would you expect this portfolio to
have relative to the overall
market?
"Being able to model a portfolio
that contains securities with many
different cash-flow characteristics
to find out how the portfolio is
likely to perform in an extreme
interest-rate environment, for
example, is very useful in
controlling risks and positioning the
fund."
FUND FACTS
GOAL: high current income by
investing mainly in
investment-grade debt
securities while normally
maintaining an average
maturity of three to 10 years
FUND NUMBER: 032
TRADING SYMBOL: FTHRX
START DATE: May 23, 1975
SIZE: as of October 31,
1997, more than $3.1 billion
MANAGER: Christine Thompson,
since 1995; manager, Fidelity
U.S. Bond Index Fund, since
1990; Fidelity Target Timeline
Funds and Fidelity Global
Bond Fund, since 1996;
joined Fidelity in 1985
(checkmark)
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1997
(MOODY'S RATINGS)   %    % OF FUND'S INVESTMENTS
                    O    6 MONTHS AGO
                    F
                    F
                    U
                    N
                    D
                    '
                    S
                    I
                    N
                    V
                    E
                    S
                    T
                    M
                    E
                    N
                    T
                    S

AAA                 4    43.7
                    1
                    .
                    3

AA                  7    5.0
                    .
                    2

A                   1    20.8
                    9
                    .
                    2

BAA                 2    23.8
                    4
                    .
                    8

BA                  5    3.6
                    .
                    2

B                   0    0.0
                    .
                    0

NOT RATED           1    0.0
                    .
                    3

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS "BA" OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING
AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF
ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1997
              6 MONTHS AGO

YEARS   5.3   4.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1997
              6 MONTHS AGO

YEARS   3.2   3.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997 * AS OF APRIL 30, 1997 **

CORPORATE BONDS  62.1%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIIONS 27.9%
FOREIGN GOVERNMENT
OBLIGATIONS 3.0%
OTHER 6.0%
SHORT-TERM
INVESTMENTS 1.0%
CORPORATE BONDS 60.6%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 28.6%
FOREIGN GOVERNMENT
OBLIGATIONS 3.3%
OTHER 6.8%
SHORT-TERM
INVESTMENTS 0.7%
ROW: 1, COL: 1, VALUE: 2.0
ROW: 1, COL: 2, VALUE: 6.0
ROW: 1, COL: 3, VALUE: 3.0
ROW: 1, COL: 4, VALUE: 27.9
ROW: 1, COL: 5, VALUE: 61.1
ROW: 1, COL: 1, VALUE: 1.7
ROW: 1, COL: 2, VALUE: 6.8
ROW: 1, COL: 3, VALUE: 3.3
ROW: 1, COL: 4, VALUE: 28.6
ROW: 1, COL: 5, VALUE: 59.6

* FOREIGN
 INVESTMENTS 9.0%
** FOREIGN
 INVESTMENTS 12.9%
INVESTMENTS OCTOBER 31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


NONCONVERTIBLE BONDS - 62.1%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
AEROSPACE & DEFENSE - 1.1%
DEFENSE ELECTRONICS - 1.1%
Raytheon Co.:
 6.30%, 8/15/00   $ 16,440 $ 16,551
 6.45%, 8/15/04    17,810  17,936
  34,487
BASIC INDUSTRIES - 1.3%
CHEMICALS & PLASTICS - 1.3%
Methanex Corp. yankee 8 7/8%, 11/15/01    25,560  27,023
Praxair, Inc. 6 3/4%, 3/1/03    13,000  13,168
  40,191
DURABLES - 0.9%
AUTOS, TIRES, & ACCESSORIES - 0.2%
General Motors Corp. 9 5/8%, 12/1/00    6,870  7,547
TEXTILES & APPAREL - 0.7%
Levi Strauss & Co. (a):
 6.80%, 11/1/03    9,650  9,845
 7%, 11/1/06    10,700  10,945
  20,790
TOTAL DURABLES   28,337
ENERGY - 2.4%
OIL & GAS - 2.4%
Occidental Petroleum Corp.:
 5.84%, 11/9/98    3,780  3,771
 5.93%, 11/9/98    5,000  4,993
 5.95%, 11/9/98    5,400  5,394
 5.96%, 11/9/98    4,525  4,520
 6.93%, 10/15/99    4,500  4,567
 6.09%, 11/29/99    2,430  2,428
 10.72%, 4/6/00    2,000  2,202
 10.69%, 7/27/00    5,000  5,554
 6.35%, 11/9/00    5,000  5,013
 6.24%, 11/24/00    6,800  6,798
 9 1/2%, 8/1/01    4,000  4,426
Pennzoil Co. 9 5/8%, 11/15/99    10,090  10,763
Phillips 66 Capital II 8%, 1/15/07    12,000  12,517
  72,946
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - 38.2%
ASSET-BACKED SECURITIES - 13.1%
Aesop Funding II LLC 6.22%, 10/20/01 (a)   $ 14,800 $ 14,872
Associates Manufactured Housing Contract
pass through certificates 6.05%, 6/15/27    20,000  20,031
Boatmens Auto Trust 6.35%, 10/15/01    2,820  2,832
CPS Auto Grantor Trust:
 6.55%, 12/15/02    8,478  8,524
 6.70%, 2/15/02    4,601  4,635
Capital Equipment Receivables Trust 6.57%, 3/15/01   7,200  7,280
Case Equipment Loan Trust:
 6.45%, 9/15/02    6,140  6,094
 5.85%, 2/15/03    4,370  4,324
Caterpillar Financial Asset Trust 6.55%, 5/22/02    2,837  2,863
Chase Manhattan Grantor Trust 6.76%, 9/15/02    4,544  4,577
Chevy Chase Auto Receivables Trust:
 5.90%, 7/15/03    15,393  15,388
 6.20%, 3/20/04    16,509  16,548
Discover Card Trust 7 1/2%, 6/16/00    8,150  8,203
Fidelity Funding Auto Trust 6.99%, 11/15/02 (a)    5,408  5,450
Green Tree Financial Corp.:
 5 1/2%, 1/31/00    1,526  1,519
 6.10%, 4/15/27    12,106  12,110
 6.45%, 5/15/27    8,780  8,810
 6.70%, 5/15/27    9,220  9,329
 6 1/2%, 6/15/27    5,780  5,807
 6.65%, 7/15/27    11,343  11,378
 7.15%, 7/15/27    3,000  3,068
 6.55%, 9/15/28    9,000  9,034
 6.68%, 1/15/29    20,000  20,250
KeyCorp Auto Grantor Trust 5.80%, 7/15/00    579  577
MBNA Master Credit Card Trust II 6.564%, 1/15/07   12,000  12,196
Olympic Automobile Receivables Trust:
 6.40%, 9/15/01    13,690  13,632
 6 1/8%, 11/15/04    7,819  7,931
Onyx Acceptance Grantor Trust
6.20%, 6/15/03    14,234  14,265
Petroleum Enhanced Trust Receivables Offering
Petroleum Trust 6.1875%, 2/5/03 (a)    18,686  18,686
Premier Auto Trust 6.35%, 7/6/00    10,800  10,827
Railcar Trust 7 3/4%, 6/1/04    11,458  11,916
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Reliance Auto Receivables Corp., Inc.
6.10%, 7/15/02 (a)   $ 7,850 $ 7,850
SCFC Recreational Vehicle Loan Trust 7 1/4%, 9/15/06 1,199 1,198 Sears Credit Account Master Trust II:
 6 1/2%, 10/15/03    21,170  21,335
 7%, 1/15/04    4,860  4,939
Standard Credit Card Master Trust I 7.65%, 2/15/00   2,800  2,813
Toyota Auto Receivables Grantor Trust 6.15%, 1/15/99   1,118  1,117
Union Federal Savings Bank Grantor Trust:
 6.975%, 7/10/00    428  429
 7.275%, 10/10/00    470  472
WFS Financial Owner Trust:
 7.05%, 11/20/03    18,560  18,904
 6.90%, 12/20/03    13,870  14,215
Western Financial Grantor Trust:
 6.05%, 11/1/00    4,007  4,029
 6.20%, 2/1/02    3,754  3,775
 5 7/8%, 3/1/02    17,465  17,710
 6.41%, 7/20/02    13,920  13,929
  405,671
BANKS - 13.8%
ABN Amro Bank NV 6 5/8%, 10/31/01    17,000  17,317
Banc One Corp. 6.70%, 3/24/00    12,500  12,669
Banco Latinoamericano Exportaciones SA:
 euro 6.90%, 12/4/99 (a)    5,750  5,818
 6.70%, 10/8/99 (a)    7,000  7,071
BanPonce Corp.:
 6.378%, 4/8/99    6,000  6,008
 6.488%, 3/3/00    8,000  8,072
BanPonce Financial Corp.:
 6.642%, 4/8/99    8,120  8,209
 6 3/4%, 8/9/01    3,850  3,920
Capital One Bank:
 6.83%, 5/17/99    10,000  10,118
 6.55%, 2/4/00    8,750  8,788
 6 7/8%, 4/24/00    22,750  23,118
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Central Fidelity Banks, Inc. 8.15%, 11/15/02   $ 16,200 $ 17,512
Chase Manhattan Corp. 7 3/4%, 11/1/99    8,260  8,531
Crestar Financial Corp. 8 3/4%, 11/15/04    7,100  7,988
First Fidelity Bancorp. 9 5/8%, 8/15/99    2,700  2,864
First Hawaiian, Inc. 6 1/4%, 8/15/00    11,255  11,207
First Interstate Bancorp 8 5/8%, 4/1/99    10,000  10,360
First Maryland Bancorp 10 3/8%, 8/1/99    2,895  3,096
First National Bank of Boston 6.67%, 4/9/99    24,000  24,289
First Tennessee National Corp.:
 10 3/8%, 6/1/99    4,934  5,255
 6 3/4%, 11/15/05    7,020  7,095
First USA Bank:
 5 3/4%, 1/15/99    17,300  17,266
 6 1/2%, 12/23/99    16,725  16,866
Florida National Banks, Inc. 9 7/8%, 5/15/99    6,400  6,750
Hartford National Corp. 9.85%, 6/1/99    4,029  4,260
Integra Financial Corp. 6 1/2%, 4/15/00    3,200  3,224
Kansallis-Osake-Pankki:
 10 3/8%, 8/15/00    1,150  1,155
 10%, 5/1/02    24,915  28,414
Merita Bank Ltd. yankee 6 1/2%, 1/15/06    12,000  11,903
Midland American Capital Corp. 12 3/4%, 11/15/03   1,930  2,057
Midland Bank PLC yankee 7 5/8%, 6/15/06    13,185  13,902
Midlantic Corp. 9 1/4%, 9/1/99    5,075  5,347
Provident Bank:
 6 1/8%, 12/15/00    24,690  24,661
 6 3/8%, 1/15/04    3,250  3,236
Shawmut National Corp.:
 8 5/8%, 12/15/99    3,670  3,859
 7.20%, 4/15/03    7,610  7,855
Signet Bank 7.80%, 9/15/06    8,000  8,608
Signet Banking Corp.:
 5.785%, 4/15/98 (c)    3,201  3,191
 9 5/8%, 6/1/99    4,275  4,501
Skandinaviska Enskilda Banken yankee 8.45%, 5/15/02  2,350  2,543
Sovran Financial Corp. 9 3/4%, 6/15/99    7,737  8,185
Summit Bancorp. 8 5/8%, 12/10/02    10,000  10,906
Union Planters Corp. 6 3/4%, 11/1/05    9,000  9,095
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Union Planters National Bank 6.53%, 8/20/99   $ 5,000 $ 5,025
Wachovia Bank, NA 7 3/4%, 4/15/02    11,000  11,496
Zions Bancorp. 8 5/8%, 10/15/02    3,900  4,276
  427,886
CREDIT & OTHER FINANCE - 8.6%
AT&T Capital Corp.:
 6.26%, 2/18/99    10,000  10,049
 6.65%, 4/30/99    21,680  21,897
 6.52%, 5/14/99    7,000  7,067
 6.16%, 12/3/99    10,000  10,007
Aristar, Inc.:
 7 1/2%, 7/1/99    12,450  12,724
 8 7/8%, 8/15/98    820  838
Chrysler Financial Corp. 6 3/8%, 1/28/00    16,750  16,825
Countrywide Home Loans, Inc. 8.41%, 11/17/99    5,000  5,230
Deere (John) Capital Corp. 9 5/8%, 11/1/98    6,000  6,202
Edison Mission Energy Funding Corp.
6.77%, 9/15/03 (a)    18,225  18,459
Finova Capital Corp.:
 6.38%, 4/15/99    5,850  5,893
 6.06%, 10/8/99    8,000  8,014
 6.30%, 11/1/99    3,500  3,522
 6.84%, 8/8/00    2,090  2,131
 6.27%, 9/29/00    4,340  4,359
First Security Capital I 8.41%, 12/15/26    15,000  16,291
Fleet Financial Group, Inc. 7 5/8%, 12/1/99    6,760  6,949
General Motors Acceptance Corp.:
 6.55%, 4/23/99    12,500  12,609
 6.40%, 5/17/99    10,000  10,067
 6.65%, 5/24/00    13,950  14,110
Greyhound Financial Corp. 6 3/4%, 3/25/99    6,540  6,604
Heller Financial, Inc. 6 1/2%, 5/15/00    10,915  10,980
MCN Investment Corp.:
 5.84%, 2/1/99    8,730  8,750
 6.82%, 5/13/99    9,400  9,530
 6.03%, 2/1/01    11,600  11,555
Southwestern Bell Capital Corp. 6.86%, 7/26/99    4,360  4,430
Union Acceptance Corp. 7.075%, 7/10/02    1,334  1,342
Washington Mutual Capital I 8 3/8%, 6/1/27    17,000  18,351
  264,785
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
INSURANCE - 1.2%
Metropolitan Life Insurance Co. (a):
 6.30%, 11/1/03   $ 4,500 $ 4,466
 7%, 11/1/05    5,000  5,155
Protective Life Corp. 7.95%, 7/1/04    1,000  1,077
SunAmerica, Inc. 6.20%, 10/31/99    16,600  16,592
URC Holdings Corp. 7 7/8%, 6/30/06 (a)    8,800  9,453
  36,743
SAVINGS & LOANS - 1.5%
Ahmanson (H.F.) & Co.:
 9 7/8%, 11/15/99    14,025  14,989
 7 7/8%, 9/1/04    1,250  1,339
Great Western Financial Corp. 6 3/8%, 7/1/00    11,200  11,261
Home Savings of America FSB 6 1/2%, 8/15/04    10,300  10,347
Long Island Savings Bank FSB 7%, 6/13/02    7,850  7,870
  45,806
TOTAL FINANCE   1,180,891
HEALTH - 0.8%
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
McKesson Corp. 6.60%, 3/1/00    25,000  25,302
MEDIA & LEISURE - 3.4%
BROADCASTING - 3.2%
Bell Cablemedia PLC:
 0%, 7/15/04 (b)    3,000  2,790
 0%, 9/15/05 (b)    7,350  6,358
TCI Communication, Inc.:
 7 1/4%, 6/15/99    16,570  16,786
 7 3/8%, 2/15/00    12,800  13,059
 8.25%, 1/15/03    14,700  15,603
 6.819%, 9/15/10 (c)    10,800  10,851
Time Warner, Inc. 7.95%, 2/1/00    31,050  32,082
  97,529
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 0.2%
News America Holdings, Inc. 7 1/2%, 3/1/00   $ 7,500 $ 7,695
TOTAL MEDIA & LEISURE   105,224
NONDURABLES - 2.4%
FOODS - 0.8%
Dart and Kraft Finance NV 7 3/4%, 11/30/98    5,847  5,964
Nabisco, Inc.:
 8.30%, 4/15/99    11,000  11,327
 8%, 1/15/00    7,500  7,767
  25,058
TOBACCO - 1.6%
Philip Morris Companies, Inc.:
 7 3/8%, 2/15/99    9,955  10,101
 7 3/4%, 5/1/99    13,535  13,831
 7 1/8%, 12/1/99    8,375  8,521
 9 1/4%, 2/15/00    5,909  6,269
 7%, 7/15/05    9,850  9,914
  48,636
TOTAL NONDURABLES   73,694
RETAIL & WHOLESALE - 3.1%
GENERAL MERCHANDISE STORES - 3.1%
Dayton Hudson Corp.:
 7 1/2%, 3/1/99    4,110  4,182
 9.65%, 6/15/00    2,000  2,167
 10%, 12/1/00    6,228  6,850
 6.80%, 10/1/01    16,350  16,701
Federated Department Stores, Inc.:
 10%, 2/15/01    21,200  23,539
 8 1/8%, 10/15/02    4,500  4,834
 8 1/2%, 6/15/03    15,700  17,164
 6.79%, 7/15/27    9,300  9,502
Penney (J.C.), Co., Inc.:
 6.95%, 4/1/00    2,000  2,034
 6 3/8%, 9/15/00    10,000  10,078
  97,051
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TECHNOLOGY - 1.8%
COMPUTERS & OFFICE EQUIPMENT - 1.8%
Comdisco, Inc.:
 5 3/4%, 1/19/99   $ 3,000 $ 2,999
 5.76%, 1/19/99    2,000  2,000
 6 1/2%, 4/30/99    23,000  23,105
 6.68%, 4/30/99    15,000  15,176
 7 3/4%, 9/1/99    125  129
 9.45%, 6/8/00    1,740  1,878
 9.30%, 6/27/00    2,950  3,180
 5 3/4%, 2/15/01    7,700  7,590
  56,057
TRANSPORTATION - 1.4%
AIR TRANSPORTATION - 0.8%
AMR Corp.:
 7 3/4%, 12/1/97    1,420  1,422
 8.10%, 11/1/98    6,750  6,883
Continental Airlines Pass Through Trust
pass through certificate 7.42%, 10/1/08    8,500  8,806
Delta Air Lines, Inc. 9 7/8%, 1/1/98    7,990  8,038
  25,149
RAILROADS - 0.6%
Burlington Northern Santa Fe Corp. 6.53%, 7/15/37   19,000  19,184
TOTAL TRANSPORTATION   44,333
UTILITIES - 5.3%
CELLULAR - 0.8%
360 Degrees Communications Co.:
 7 1/8%, 3/1/03    14,060  14,235
 7 1/2%, 3/1/06    11,450  11,749
  25,984
ELECTRIC UTILITY - 1.0%
British Columbia Hydro & Power Authority yankee
12 1/2%, 1/15/14    6,750  7,510
DR Investment UK PLC yankee 7.10%, 5/15/02 (a)    15,000  15,496
Indiana Michigan Power Co. 6.40%, 3/1/00    5,000  5,017
Texas Utilities Electric Co. 5 1/2%, 10/1/98    2,000  1,990
  30,013
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTILITIES - CONTINUED
GAS - 1.4%
Columbia Gas System, Inc.:
 6.39%, 11/28/00   $ 10,044 $ 10,127
 6.61%, 11/28/02    5,328  5,407
InterNorth, Inc. 9 5/8%, 3/15/06    9,610  11,570
Kern River Funding Corp. 6.42%, 3/31/01 (a)    10,915  10,977
Southwest Gas Corp. 9 3/4%, 6/15/02    3,840  4,342
  42,423
TELEPHONE SERVICES - 2.1%
Brooks Fiber Properties, Inc. 11 7/8%, 11/1/06    23,625  18,487
WorldCom, Inc.:
 9 3/8%, 1/15/04    13,823  14,722
 8 7/8%, 1/15/06    11,031  12,032
 7 3/4%, 4/1/07    18,700  19,612
  64,853
TOTAL UTILITIES   163,273
TOTAL NONCONVERTIBLE BONDS
(Cost $1,903,986)   1,921,786
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 27.4%
U.S. TREASURY OBLIGATIONS - 11.3%
 5 3/4%, 10/31/00    22,120  22,134
 7 7/8%, 8/15/01    66,820  71,550
 10 3/4%, 5/15/03    19,190  23,613
 11 7/8%, 11/15/03    6,095  7,941
 12 3/8%, 5/15/04    22,477  30,333
 11 5/8%, 11/15/04    12,600  16,715
 12 3/4%, 11/15/10 (callable)    48,655  69,409
 12%, 8/15/13 (callable)    55,180  80,856
 9%, 11/15/18    14,380  19,044
 7 1/4%, 2/15/23    7,300  8,125
  349,720
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.1%
Federal Farm Credit Bank:
 6.10%, 9/24/01   $ 37,250 $ 37,485
 7.31%, 4/25/05    5,000  5,338
Federal Home Loan Bank:
5 1/2%, 1/23/01    9,500  9,403
 6 3/4%, 4/5/04    3,060  3,172
 6.89%, 4/6/04    4,465  4,650
 7.36%, 7/1/04    19,335  20,682
 7.38%, 8/5/04    5,890  6,319
 7.46%, 9/9/04    5,070  5,452
 7.59%, 3/10/05    3,010  3,261
Federal Home Loan Mortgage Corporation:
7.93%, 1/20/05    12,195  13,502
 8%, 1/26/05    7,300  8,074
 8.115%, 1/31/05    25,475  28,377
Federal National Mortgage Association:
8 1/4%, 12/18/00    6,705  7,141
 6.71%, 7/24/01    3,500  3,594
 6.69%, 8/07/01    7,270  7,467
 7.16%, 5/11/05    22,635  23,954
Financing Corp. stripped principal:
0%, 6/27/03 to 12/6/03    29,074  20,478
 0%, 2/8/04 to 6/6/04    10,498  7,141
 0%, 10/5/05    1,000  616
Government Trust Certificates (assets of
Trust guaranteed by U.S. Government through
Defense Security Assistance Agency) Class 1-C,
9 1/4%, 11/15/01    4,474  4,753
Guaranteed Export Trust Certificates (assets of
Trust Guaranteed by U.S. Government
through Export-Import Bank):
  Series 1993-C, 5.20%, 10/15/04    5,145  5,005
  Series 1993-D, 5.23%, 5/15/05    3,740  3,636
  Series 1994-C, 6.61%, 9/15/99    746  751
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) Series 1994-B,
7 1/2%, 1/26/06    2,859  3,020
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificate:
 Series 1994-195, 6.08%, 8/15/04 (callable)    9,680  9,681
  Series 1996-A1, 6.726%, 9/15/10 (callable)    17,000  17,489
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Private Export Funding Corp. secured:
5 1/2%, 3/15/01   $ 5,000 $ 4,940
 5.80%, 2/1/04    17,000  16,894
 6.62%, 10/1/05    10,000  10,298
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 6 1/8%, 8/15/99    69,105  69,498
  7 1/8%, 8/15/99    2,627  2,687
  6 3/8%, 8/15/01    11,438  11,614
  0%, 11/15/01    17,270  13,665
  8%, 11/15/01    5,590  6,000
  6 1/8%, 3/15/03    2,421  2,439
  6 5/8%, 8/15/03    15,800  16,311
  6 5/8%, 2/15/04    840  868
  7 5/8%, 8/15/04    4,710  5,116
  5.89%, 8/15/05    20,448  20,172
U.S. Department of Housing and Urban Development
government guaranteed participation certificates:
 Series 1996-A, 6.44%, 8/1/99    10,000  10,100
  Series 1996-A, 6.59%, 8/1/00    19,170  19,489
  Series 1996-A, 6.67%, 8/1/01    7,000  7,163
  Series 1996-A, 7.66%, 8/1/15    3,715  3,943
U.S. Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) 6.69%, 1/15/09 (a)    15,720  16,095
  497,733
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $835,713)   847,453
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 0.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.4%
 7%, 7/1/99 to 7/1/01    11,473  11,628
 8 1/2%, 6/1/13    87  90
  11,718
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.0%
 12 1/2%, 4/1/13 to 8/1/15    244  288
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.1%
 71/2%, 9/15/25   $ 1,151 $ 1,177
 8%, 5/15/22    22  23
 9 1/2%, 9/15/09 to 10/15/15    131  144
 10%, 12/15/13 to 8/15/17    345  381
  1,725
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $13,540)   13,731
COMMERCIAL MORTGAGE SECURITIES - 3.8%
Blackrock Capital Funding LLC Series 1996
Class C2, 7.615%, 1/16/26 (a)    1,808  1,821
CS First Boston Mortgage Securities Corp.:
 sequential pay Series 1995-WFI Class A-1,
 6.452%, 12/21/27    16,909  16,867
 Series 1995-WF1 Class A-2, 6.648%, 12/21/27   15,000  15,056
Federal Deposit Insurance Corp. sequential pay
Series 1996-C1 Class 1A, 6 3/4%, 5/25/26    22,961  22,998
GS Mortgage Securities Corp. II Series 1997- GL
Class A2-B, 6.86%, 7/13/30    16,070  16,473
Kidder Peabody Acceptance Corp. sequential pay,
Series 1993-M1 Class A-2, 7.15%, 4/25/25    6,301  6,321
Midland Realty Acceptance Corp. sequential pay
Series 1997-C1 Class A1, 7.315%, 4/25/03    6,787  6,846
Oregon Commercial Mortgage, Inc. Series 1995-1
Class A, 7.15%, 6/25/26 (a)    2,226  2,233
Resolution Trust Corp.:
 Commercial Series 1995-C2 Class D, 7%, 5/25/27   2,879  2,892
 Series 1995-C1 Class A-4A, 6 1/4%, 2/25/27    80  79
Structured Asset Securities Corp.:
 Sequential pay:
  Series 1993-C1 Class A-1A, 6.60%, 10/25/24   221  221
  Series 1995-C4 Class A-1A, 6.90%, 6/25/26    1,135  1,131
  Series 1996 Class A-2A, 7 3/4%, 2/25/28    4,393  4,464
 Series 1996-C3 Class A, 6 3/4%, 6/25/30 (a)    6,142  6,171
 Series 1996-C3 Class B, 7 1/8%, 6/25/30 (a)    5,684  5,743
Wells Fargo Capital Markets Apartment
Financing Trust 6.56%, 12/29/05 (a)    6,856  6,940
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $115,518)   116,256
FOREIGN GOVERNMENT OBLIGATIONS - 3.0%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
Irish Republic yankee 8 5/8%, 4/15/01   $ 10,500 $ 11,266
Manitoba Province yankee:
 6 3/8%, 10/15/99    16,340  16,492
 6 7/8%, 9/15/02    17,500  18,006
Nova Scotia Province yankee 9 3/8%, 7/15/02    14,633  16,461
Ontario Province yankee:
 7 3/4%, 6/4/02    11,000  11,728
 7 3/8%, 1/27/03    7,500  7,914
 11 1/2%, 3/10/13    6,270  6,652
Slovenian Republic euro 7%, 8/6/01    5,600  5,558
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $92,895)   94,077
SUPRANATIONAL OBLIGATIONS - 1.1%
African Development Bank:
 9.30%, 7/1/00    7,600  8,185
 8.70%, 5/1/01    8,000  8,657
 7 3/4%, 12/15/01    17,230  18,174
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $33,905)   35,016
CERTIFICATES OF DEPOSIT - 1.1%
Canadian Imperial Bank of Commerce (NY Branch) yankee
6.20%, 8/1/00 (Cost $33,823)    33,750  33,767
CASH EQUIVALENTS - 1.0%
 MATURITY
 AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury Obligations), in a joint
trading account at 5.68% dated
10/31/97 due 11/3/97   $ 31,144  31,129
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,060,509)  $ 3,093,215
LEGEND
1. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $183,546,000 or 5.9% of net assets.
2. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 65.3% AAA, AA, A 57.8%
Baa 24.5% BBB  35.7%
Ba 5.2% BB  0.3%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.3%.
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $3,061,060,000. Net unrealized appreciation aggregated $32,155,000, of which $44,621,000 related to appreciated investment securities and $12,466,000 related to depreciated investment securities.
At April 30, 1997, the fund had a capital loss carryforward of approximately $20,683,000 all of which will expire on April 30, 2005. The fund intends to elect to defer to its fiscal year ending April 1998, approximately $11,082,000 of losses recognized during the period November 1, 1996 to April 30, 1997.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1997 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                                 $ 3,093,215
AGREEMENTS OF $31,129) (COST $3,060,509) - SEE
ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                           7,366

RECEIVABLE FOR FUND SHARES SOLD                                                           4,179

INTEREST RECEIVABLE                                                                       50,488

 TOTAL ASSETS                                                                             3,155,248

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                             $ 18,593

DISTRIBUTIONS PAYABLE                                                          500

ACCRUED MANAGEMENT FEE                                                         1,162

OTHER PAYABLES AND ACCRUED EXPENSES                                            253

 TOTAL LIABILITIES                                                                        20,508

NET ASSETS                                                                               $ 3,134,740

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                          $ 3,145,276

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                          (8,168)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                     (35,074)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                 32,706

NET ASSETS, FOR 308,043 SHARES OUTSTANDING                                               $ 3,134,740

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                                  $10.18
SHARE ($3,134,740 (DIVIDED BY) 308,043 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                               $ 111,259
INTEREST

EXPENSES

MANAGEMENT FEE                                                       $ 6,828

TRANSFER AGENT FEES                                                   2,906

ACCOUNTING FEES AND EXPENSES                                          373

NON-INTERESTED TRUSTEES' COMPENSATION                                 2

CUSTODIAN FEES AND EXPENSES                                           44

REGISTRATION FEES                                                     37

AUDIT                                                                 25

LEGAL                                                                 10

 TOTAL EXPENSES BEFORE REDUCTIONS                                     10,225

 EXPENSE REDUCTIONS                                                   (267)      9,958

NET INVESTMENT INCOME                                                            101,301

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                (2,013)

 FOREIGN CURRENCY TRANSACTIONS                                        (17)       (2,030)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                                69,158

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                         17         69,175

NET GAIN (LOSS)                                                                  67,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                 $ 168,446
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED    YEAR ENDED
                                                         OCTOBER 31, 1997    APRIL 30,
                                                         (UNAUDITED)         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 101,301           $ 194,441
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 (2,030)             (30,233)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     69,175              12,757

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          168,446             176,965
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (100,795)           (194,181)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   -                   (8,635)

 TOTAL DISTRIBUTIONS                                      (100,795)           (202,816)

SHARE TRANSACTIONS                                        938,572             1,637,849
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            97,218              194,972

 COST OF SHARES REDEEMED                                  (1,052,086)         (1,604,370)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (16,296)            228,451
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 51,355              202,600

NET ASSETS

 BEGINNING OF PERIOD                                      3,083,385           2,880,785

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS        $ 3,134,740         $ 3,083,385
OF NET INVESTMENT INCOME OF $8,168
AND $8,674, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     93,165              164,072

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  9,637               19,477

 REDEEMED                                                 (104,372)           (160,627)

 NET INCREASE (DECREASE)                                  (1,570)             22,922




 FINANCIAL HIGHLIGHTS   SIX MONTHS ENDED    YEARS ENDED APRIL 30,
                        OCTOBER 31, 1997

                        (UNAUDITED)         1997                    1996   1995   1994 E   1993





SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                   $ 9.960      $ 10.050   $ 10.030   $ 10.230   $ 10.700   $ 10.270

INCOME FROM INVESTMENT OPERATIONS                     .328 D       .647 D     .684       .591       .705       .784
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .218         (.060)     (.004)     (.074)     (.381)     .496

 TOTAL FROM INVESTMENT OPERATIONS                      .546         .587       .680       .517       .324       1.280



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.326)       (.647)     (.660)     (.598)     (.704)     (.790)

 FROM NET REALIZED GAIN                                  -            (.030)     -          -          -          (.060)

 IN EXCESS OF NET REALIZED GAIN                          -            -          -          (.100)     (.090)     -

 RETURN OF CAPITAL                                       -            -          -          (.019)     -          -

 TOTAL DISTRIBUTIONS                                    (.326)       (.677)     (.660)     (.717)     (.794)     (.850)

NET ASSET VALUE, END OF PERIOD                          $ 10.180     $ 9.960    $ 10.050   $ 10.030   $ 10.230   $ 10.700

TOTAL RETURN B, C                                       5.56%        6.02%      6.85%      5.32%      2.93%      12.90%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $ 3,135      $ 3,083    $ 2,881    $ 2,463    $ 1,782    $ 1,639

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 .65% A       .71%       .73%       .68%       .64%       .61% F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                              .63% A, G    .69%       .71% G     .68%       .64%       .61%
                                                                     G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS     6.46% A      6.46%      6.48%      6.31%      6.88%      7.44%

PORTFOLIO TURNOVER RATE                                  78% A        116%       169%       75%        81%        51%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE MAY 31, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,197,938,000 and $1,216,287,000 respectively, of which U.S. government and government agency obligations aggregated $541,552,000 and $591,373,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,000 and $261,000, respectively, under these arrangements. INVESTMENT ADVISER
Fidelity Management & Research
  Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Christine J. Thompson, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate  Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(REGISTERED TRADEMARK)

MARKET INDEX
FUND

SEMIANNUAL REPORT
OCTOBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              6    THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES     9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   30   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  34   NOTES TO THE FINANCIAL STATEMENTS.

PROXY VOTING RESULTS   39


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October, the Standard & Poor's 500 Index remained up more than 25% year-to-date, twice its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post moderate returns through the first 10 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997          PAST 6   PAST 1   PAST 5    LIFE OF
                                        MONTHS   YEAR     YEARS     FUND

SPARTAN MARKET INDEX                    15.13%   31.72%   143.48%   228.79%

S&P 500 (REGISTERED TRADEMARK)          15.16%   32.11%   147.49%   234.25%

S&P 500 INDEX OBJECTIVE FUNDS AVERAGE   14.85%   31.39%   142.24%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 6, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the S&P 500 index objective funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 73 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997          PAST 1   PAST 5   LIFE OF
                                        YEAR     YEARS    FUND

SPARTAN MARKET INDEX                    31.72%   19.48%   16.81%

S&P 500                                 32.11%   19.87%   17.06%

S&P 500 INDEX OBJECTIVE FUNDS AVERAGE   31.39%   19.36%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971110 165959 S00000000000001
             Spartan Market Index        S&P 500
             00317                       SP001
  1990/03/06      10000.00                    10000.00
  1990/03/31      10080.00                    10077.26
  1990/04/30       9832.00                     9825.33
  1990/05/31      10828.00                    10783.30
  1990/06/30      10759.05                    10709.97
  1990/07/31      10726.82                    10675.70
  1990/08/31       9755.68                     9710.62
  1990/09/30       9278.83                     9237.71
  1990/10/31       9246.32                     9197.99
  1990/11/30       9843.77                     9792.18
  1990/12/31      10104.76                    10065.38
  1991/01/31      10552.31                    10504.23
  1991/02/28      11307.81                    11255.28
  1991/03/31      11576.40                    11527.66
  1991/04/30      11605.36                    11555.33
  1991/05/31      12101.66                    12054.52
  1991/06/30      11541.33                    11502.42
  1991/07/31      12083.37                    12038.43
  1991/08/31      12362.73                    12323.74
  1991/09/30      12158.48                    12117.94
  1991/10/31      12318.02                    12280.32
  1991/11/30      11818.41                    11785.42
  1991/12/31      13169.28                    13133.67
  1992/01/31      12923.44                    12889.39
  1992/02/29      13084.50                    13056.95
  1992/03/31      12824.48                    12802.34
  1992/04/30      13199.92                    13178.73
  1992/05/31      13259.64                    13243.30
  1992/06/30      13062.40                    13045.98
  1992/07/31      13590.56                    13579.56
  1992/08/31      13311.45                    13301.18
  1992/09/30      13465.08                    13458.13
  1992/10/31      13503.97                    13505.23
  1992/11/30      13957.71                    13965.76
  1992/12/31      14131.46                    14137.54
  1993/01/31      14240.20                    14256.30
  1993/02/28      14431.57                    14450.18
  1993/03/31      14731.95                    14755.08
  1993/04/30      14368.79                    14398.01
  1993/05/31      14749.45                    14783.88
  1993/06/30      14784.85                    14826.75
  1993/07/31      14718.47                    14767.44
  1993/08/31      15267.21                    15327.13
  1993/09/30      15147.31                    15209.11
  1993/10/31      15458.89                    15523.94
  1993/11/30      15307.55                    15376.46
  1993/12/31      15490.51                    15562.52
  1994/01/31      16009.85                    16091.64
  1994/02/28      15571.10                    15655.56
  1994/03/31      14886.68                    14972.97
  1994/04/30      15080.31                    15164.63
  1994/05/31      15323.46                    15413.33
  1994/06/30      14942.26                    15035.70
  1994/07/31      15431.43                    15528.87
  1994/08/31      16056.48                    16165.56
  1994/09/30      15661.49                    15769.50
  1994/10/31      16007.70                    16124.31
  1994/11/30      15420.05                    15537.07
  1994/12/31      15649.20                    15767.48
  1995/01/31      16052.46                    16176.33
  1995/02/28      16671.10                    16806.72
  1995/03/31      17154.37                    17302.69
  1995/04/30      17656.61                    17812.26
  1995/05/31      18352.37                    18524.21
  1995/06/30      18766.45                    18954.53
  1995/07/31      19389.52                    19583.06
  1995/08/31      19436.02                    19632.21
  1995/09/30      20247.40                    20460.69
  1995/10/31      20172.60                    20387.65
  1995/11/30      21046.82                    21282.67
  1995/12/31      21439.08                    21692.57
  1996/01/31      22172.32                    22430.99
  1996/02/29      22371.00                    22638.92
  1996/03/31      22600.27                    22856.93
  1996/04/30      22923.54                    23193.85
  1996/05/31      23503.52                    23792.01
  1996/06/30      23597.08                    23882.66
  1996/07/31      22548.32                    22827.53
  1996/08/31      23009.58                    23308.96
  1996/09/30      24292.52                    24620.79
  1996/10/31      24960.81                    25299.83
  1996/11/30      26833.97                    27212.24
  1996/12/31      26283.26                    26673.17
  1997/01/31      27916.74                    28339.71
  1997/02/28      28123.38                    28561.89
  1997/03/31      26952.39                    27388.28
  1997/04/30      28557.59                    29023.36
  1997/05/31      30296.13                    30790.30
  1997/06/30      31634.23                    32169.71
  1997/07/31      34158.72                    34729.45
  1997/08/31      32248.97                    32783.91
  1997/09/30      34002.51                    34579.49
  1997/10/31      32878.84                    33424.53
IMATRL PRASUN   SHR__CHT 19971031 19971110 170002 R00000000000095
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Market Index Fund on March 6, 1990, when the fund started. As the chart shows, by October 31, 1997, the value of the investment would have grown to $32,879 - a 228.79% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $33,425 - a 234.25% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jennifer Farrelly, Portfolio Manager of Spartan Market Index Fund
Q. HOW DID THE FUND PERFORM, JENNIFER?
A. For the six months that ended October 31, 1997, the fund returned 15.13%. That compares with the 15.16% return of the Standard & Poor's 500 Index for the same period. The S&P 500 index objective funds average, as tracked by Lipper Analytical Services, returned 14.85% in the six-month period. For the 12 months that ended October 31, 1997, the fund had a total return of 31.72%. That compares with the 32.11% return of the S&P 500 and the 31.39% return of the Lipper average for the same 12-month period.
Q. WHAT'S THE MARKET BEEN LIKE DURING THE PAST SIX MONTHS?
A. The stock market's taken investors on quite a roller coaster ride over the past six months. The period started on an upturn in May, after the market experienced a steep drop in March and April when concerns about inflation arose. At the end of March, the Federal Reserve Board raised the federal funds rate - the rate banks charge each other for overnight loans - by 0.25 percentage points to 5.50%. However, economic indicators showed the economy cooling off a bit in the second quarter, easing inflation fears and causing the market to rally all the way through July. Large-capitalization stocks were the main drivers of the upswing during the first half of the period. From August through October, though, momentum veered away from large-cap stocks as investors began favoring mid- and small-cap stocks. That's because large companies such as Gillette and Coca-Cola warned that current-year earnings would fall short of analysts' estimates, and many of these stocks were trading at high valuation levels. Investors saw opportunities to buy small-cap and mid-cap companies that hadn't yet reached peak valuations relative to their earnings growth.
Q. WHAT ABOUT THE STEEP DROP IN THE MARKET AT THE END OF THE PERIOD?
A. The market began losing steam at the beginning of October after Fed Chairman Alan Greenspan said that economic growth was on an "unsustainable track." Greenspan pointed to the low jobless rate, saying it could lead to wage increases and inflationary pressures. On top of that sentiment, Southeast Asian economies began a freefall after several countries in the region experienced currency difficulties. On October 27, a steep drop in the Hong Kong market triggered a 554-point drop in the Dow Jones Industrial Average - the biggest daily point drop in the Dow's history. The market rebounded 337 points the next day, reflecting the fact that the market felt the U.S. economy remained strong despite the troubles in Southeast Asia.
Q. FINANCE WAS THE LARGEST SECTOR IN THE INDEX AT THE END OF THE PERIOD. HOW DID THESE STOCKS PERFORM?
A. Most bank and brokerage stocks performed well during the period as a result of increased fee-based revenues, higher levels of merger and acquisition activity and robust capital markets. I should also mention that most finance stocks, especially those with sizeable exposures to international markets, fell with the rest of the market at the end of the period.
Q. WHAT ABOUT TECHNOLOGY?
A. Personal computer manufacturers such as Compaq Computer, International Business Machines and Hewlett-Packard enjoyed the strongest growth as falling PC prices helped spur demand in both the consumer and commercial markets. Semiconductor manufacturers reported solid growth through much of the period, but were hurt late in the period after Intel announced it would postpone plans to open a semiconductor plant in Texas because of weakening demand for flash memory chips. This type of chip stores information even after a PC's power has been turned off. Thus, after a strong start, technology stocks suffered a blow late in the period. These companies were extremely sensitive to the turmoil in Southeast Asia because much of their business was tied to the region.
Q. WERE THERE ANY SECTORS OF THE MARKET THAT PROVED TO BE
DISAPPOINTING?
A. Nondurables suffered in the third quarter, particularly after Gillette and Coca-Cola warned of disappointing earnings. Shares of large multinational companies suffered the most because the strengthening of the dollar versus major currencies caused analysts to become concerned with the future profits of firms that operate globally.
Q. IF SHAREHOLDERS APPROVE THE APPOINTMENT OF BANKERS TRUST COMPANY AS A SUB-ADVISOR OF THE FUND, WHAT CHANGES WILL BE MADE?
A. The fund will continue to operate in the same way as when Fidelity was responsible for the day-to-day management of the fund. This fund is an index fund, meaning it attempts to replicate the total return of a major market index - in this case, the Standard & Poor's 500 Index. Because of that make-up, the fund is passively managed, rather than being actively managed every day. Fidelity is known for its active management of funds. Fidelity portfolio managers of actively managed funds use research and analysis to build portfolios and actively change sector weightings and individual holdings as necessary to generate the best returns for shareholders. The appointment of Bankers Trust would allow Fidelity to offer its shareholders index funds, while maintaining Fidelity's focus on the active management of mutual funds. Shareholders were mailed proxy statements this fall in which they were asked to approve the appointment of Bankers Trust at a shareholder meeting to be held on November 19, 1997. The Bankers Trust appointment will be effective in December 1997.
Q. WHAT'S YOUR OUTLOOK?
A. I expect volatility to continue in the market for a while. I don't think we've seen the last of the ripple effects from the problems in Southeast Asia. However, that uncertainty should give the Fed enough reasons not to raise interest rates in the next several months. Overall, the U.S. economy continues to grow at a moderate rate, which bodes well for long-term gains in the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JENNIFER FARRELLY ON CHANGES
TO THE S&P 500:
"The S&P 500 is an index of 500
stocks chosen to be representative
of the broader market. Periodically,
companies will be added or deleted
from the index. Usually, this is based
on events such as acquisitions,
spin-offs or shifts in asset size."
Here are some recent changes to
the index:
(solid bullet) May 23: Conrail, Inc. is removed from the index following its acquisition by S&P 500 components Norfolk Southern
Corp. and CSX Corp. in a joint cash
tender offer.
(solid bullet) May 30: Morgan Stanley is removed due to its merger with Dean
Witter, Discover Co.
(solid bullet) August 1: McDonnell Douglas is removed after its merger with S&P 500 component Boeing Co.
(solid bullet) August 13: Fort James, the company formed by the merger of James River and Fort Howard, is added to the index. (James River was removed from the list.)
(solid bullet) August 15: NYNEX Corp. is removed from the index following its merger with S&P 500 component
Bell Atlantic Corp.

NOTE TO SHAREHOLDERS:
Shareholders approved the
appointment of Bankers Trust as a
sub-adviser to the fund at a
shareholder meeting on November
19, 1997.
FUND FACTS
GOAL: to provide returns that
correspond to those of the
S&P 500 Index
FUND NUMBER: 317
TRADING SYMBOL: FSMKX
START DATE: March 6, 1990
SIZE: as of October 31,
1997, more than $3.5 billion
MANAGER: Jennifer Farrelly,
since 1994; manager, Spartan
U.S. Equity Index Fund and
VIPII: Index 500 Portfolio, since
1994; joined Fidelity in 1988
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1997
                                        % OF FUND'S    % OF FUND'S INVESTMENTS
                                        INVESTMENTS    IN THESE STOCKS
                                                       6 MONTHS AGO

GENERAL ELECTRIC CO.                    2.8            2.7

MICROSOFT CORP.                         2.1            2.2

EXXON CORP.                             2.0            2.1

COCA-COLA CO. (THE)                     1.9            2.4

INTEL CORP.                             1.7            1.9

ROYAL DUTCH PETROLEUM CO.               1.5            1.4

MERCK & CO., INC.                       1.4            1.6

INTERNATIONAL BUSINESS MACHINES CORP.   1.3            1.2

PHILIP MORRIS COMPANIES, INC.           1.3            1.4

PROCTER & GAMBLE CO.                    1.2            1.3

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

FINANCE                            15.7           14.0

TECHNOLOGY                         13.9           13.0

HEALTH                             10.5           10.0

NONDURABLES                        10.0           10.9

UTILITIES                          8.8            8.6

ENERGY                             8.7            8.2

INDUSTRIAL MACHINERY & EQUIPMENT   5.4            5.3

BASIC INDUSTRIES                   4.9            5.3

RETAIL & WHOLESALE                 4.5            4.2

MEDIA & LEISURE                    4.1            3.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
TO MATCH THE STANDARD & POOR'S 500 INDEX, SPARTAN MARKET INDEX FUND SEEKS 100% INVESTMENT EXPOSURE TO STOCKS AT ALL TIMES.
INVESTMENTS OCTOBER 31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.6%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 2.0%
AEROSPACE & DEFENSE - 1.6%
AlliedSignal, Inc.   262,600 $ 9,454
Boeing Co.   461,284  22,084
Lockheed Martin Corp.   89,568  8,515
Rockwell International Corp.   99,000  4,851
Textron, Inc.   76,500  4,423
United Technologies Corp.   110,040  7,702
  57,029
DEFENSE ELECTRONICS - 0.3%
Northrop Grumman Corp.   27,000  2,950
Raytheon Co.   109,640  5,948
  8,898
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   28,900  2,346
TOTAL AEROSPACE & DEFENSE   68,273
BASIC INDUSTRIES - 4.9%
CHEMICALS & PLASTICS - 2.5%
Air Products & Chemicals, Inc.   50,920  3,870
Avery Dennison Corp.   48,100  1,915
Dow Chemical Co.   108,370  9,835
du Pont (E.I.) de Nemours & Co.   524,060  29,806
Eastman Chemical Co.   36,442  2,173
Engelhard Corp.   67,037  1,165
FMC Corp. (a)  17,200  1,390
Goodrich (B.F.) Co.   25,120  1,119
Great Lakes Chemical Corp.   27,700  1,302
Hercules, Inc.   46,720  2,143
Monsanto Co.   274,600  11,739
Morton International, Inc.   65,100  2,148
Nalco Chemical Co.   31,080  1,243
PPG Industries, Inc.   83,600  4,734
Praxair, Inc.   73,300  3,193
Raychem Corp.   20,200  1,829
Rohm & Haas Co.   28,900  2,408
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
CHEMICALS & PLASTICS - CONTINUED
Union Carbide Corp.   58,200 $ 2,660
W.R. Grace & Co.   33,800  2,298
  86,970
IRON & STEEL - 0.2%
Aeroquip Vickers, Inc.   12,900  672
Allegheny Teledyne, Inc.   81,625  2,148
Armco, Inc. (a)  49,600  285
Bethlehem Steel Corp. (a)   52,000  520
Inland Steel Industries, Inc.   22,800  447
Nucor Corp.   40,700  2,127
USX-U.S. Steel Group  39,660  1,348
Worthington Industries, Inc.   44,925  929
  8,476
METALS & MINING - 0.5%
Alcan Aluminium Ltd.   105,303  2,991
Aluminum Co. of America  80,520  5,878
ASARCO, Inc.   19,900  545
Cyprus Amax Minerals Co.   43,250  906
Freeport-McMoRan Copper & Gold, Inc. Class B  93,000  2,220
Inco Ltd.   77,358  1,587
Phelps Dodge Corp.   28,840  2,145
Reynolds Metals Co.   33,840  2,062
  18,334
PACKAGING & CONTAINERS - 0.4%
Ball Corp.   14,175  496
Bemis Co., Inc.   24,700  942
Corning, Inc.   106,440  4,803
Crown Cork & Seal Co., Inc.   59,780  2,694
Owens-Illinois, Inc. (a)  64,100  2,211
Tupperware Corp.   28,500  714
  11,860
PAPER & FOREST PRODUCTS - 1.3%
Boise Cascade Corp.   22,600  783
Champion International Corp.   44,500  2,456
Fort James Corp.   87,700  3,481
Georgia-Pacific Corp.   42,400  3,596
International Paper Co.   139,600  6,282
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - CONTINUED
Kimberly-Clark Corp.   259,730 $ 13,490
Louisiana-Pacific Corp.   50,660  1,064
Mead Corp.   24,300  1,470
Potlatch Corp.   13,340  665
Stone Container Corp.   46,014  555
Temple-Inland, Inc.   25,800  1,480
Union Camp Corp.   32,100  1,739
Westvaco Corp.   47,250  1,550
Weyerhaeuser Co.   92,100  4,398
Willamette Industries, Inc.   51,600  1,706
  44,715
TOTAL BASIC INDUSTRIES   170,355
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Armstrong World Industries, Inc.   18,910  1,259
Crane Co.   21,350  887
Masco Corp.   74,800  3,282
Owens-Corning  24,800  849
Sherwin-Williams Co.   79,980  2,220
  8,497
CONSTRUCTION - 0.1%
Centex Corp.   13,360  782
Fleetwood Enterprises, Inc.   16,600  503
Kaufman & Broad Home Corp.   18,000  384
Pulte Corp.   9,800  366
  2,035
ENGINEERING - 0.1%
EG & G, Inc.   21,320  441
Fluor Corp.   39,130  1,609
Foster Wheeler Corp.   18,800  617
  2,667
TOTAL CONSTRUCTION & REAL ESTATE   13,199
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - 3.6%
AUTOS, TIRES, & ACCESSORIES - 2.5%
AutoZone, Inc. (a)  70,100 $ 2,072
Chrysler Corp.   319,300  11,255
Cooper Tire & Rubber Co.   36,600  775
Cummins Engine Co., Inc.   17,700  1,079
Dana Corp.   47,800  2,238
Eaton Corp.   35,780  3,457
Echlin, Inc.   28,900  946
Ford Motor Co.   552,400  24,133
General Motors Corp.   338,556  21,731
Genuine Parts Co.   83,537  2,616
Goodyear Tire & Rubber Co.   72,500  4,540
ITT Industries, Inc.   55,070  1,738
Johnson Controls, Inc.   38,800  1,741
Meritor Automotive, Inc. (a)  33,000  736
NACCO Industries, Inc. Class A  3,900  402
Navistar International Corp. (a)   34,160  792
PACCAR, Inc.   36,176  1,630
Pep Boys-Manny, Moe & Jack  28,200  712
Snap-On Tools Corp.   28,350  1,219
TRW, Inc.   58,120  3,327
  87,139
CONSUMER DURABLES - 0.5%
Minnesota Mining & Manufacturing Co.   193,320  17,689
CONSUMER ELECTRONICS - 0.2%
Black & Decker Corp.   43,900  1,671
Maytag Co.   45,400  1,515
Newell Co.   73,800  2,832
Whirlpool Corp.   34,500  2,092
  8,110
TEXTILES & APPAREL - 0.4%
Fruit of the Loom, Inc. Class A (a)  35,300  920
Liz Claiborne, Inc.   32,700  1,657
NIKE, Inc. Class B  134,120  6,304
Reebok International Ltd.   22,400  826
Russell Corp.   17,000  499
Springs Industries, Inc. Class A  9,300  431
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - CONTINUED
Stride Rite Corp.   22,800 $ 268
VF Corp.   29,600  2,646
  13,551
TOTAL DURABLES   126,489
ENERGY - 8.7%
ENERGY SERVICES - 1.1%
Baker Hughes, Inc.   76,600  3,519
Dresser Industries, Inc.   81,740  3,443
Halliburton Co.   117,360  6,998
Helmerich & Payne, Inc.   11,500  928
McDermott International, Inc.   25,400  922
Rowan Companies, Inc. (a)  39,900  1,551
Schlumberger Ltd.   229,260  20,060
Western Atlas, Inc. (a)  25,040  2,158
  39,579
OIL & GAS - 7.6%
Amerada Hess Corp.   43,040  2,644
Amoco Corp.   229,510  21,043
Anadarko Petroleum Corp.   27,600  2,022
Apache Corp.   41,800  1,756
Ashland, Inc.   34,430  1,642
Atlantic Richfield Co.   149,440  12,301
Burlington Resources, Inc.   74,256  3,634
Chevron Corp.   303,280  25,153
Coastal Corp. (The)  49,100  2,952
Exxon Corp.   1,152,720  70,820
Kerr-McGee Corp.   22,160  1,497
Mobil Corp.   365,200  26,591
Occidental Petroleum Corp.   153,200  4,270
Oryx Energy Co. (a)  48,860  1,347
Pennzoil Co.   21,730  1,608
Phillips Petroleum Co.   122,300  5,916
Royal Dutch Petroleum Co.   995,580  52,392
Sun Co., Inc.   33,980  1,361
Texaco, Inc.   244,680  13,931
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
USX-Marathon Group  133,500 $ 4,773
Union Pacific Resources Group, Inc.   117,763  2,902
Unocal Corp.   115,952  4,783
  265,338
TOTAL ENERGY   304,917
FINANCE - 15.7%
BANKS - 7.3%
Banc One Corp.   266,814  13,908
Bank of New York Co., Inc.   179,800  8,462
BankBoston Corp.   68,099  5,520
BankAmerica Corp.   329,328  23,547
Bankers Trust New York Corp.   45,350  5,351
Barnett Banks, Inc.   92,200  6,362
Chase Manhattan Corp.  200,048  23,081
Citicorp  214,969  26,885
Comerica, Inc.   49,100  3,882
CoreStates Financial Corp.   96,000  6,984
Fifth Third Bancorp  73,700  4,726
First Union Corp.   267,350  13,117
Huntington Bancshares, Inc.   74,372  2,403
KeyCorp.   103,655  6,342
Mellon Bank Corp.   120,226  6,199
Morgan (J.P.) & Co., Inc.   85,619  9,397
National City Corp.   102,331  6,114
NationsBank Corp.   338,834  20,288
Norwest Corp.   346,800  11,119
PNC Financial Corp.   149,460  7,099
Providian Financial Corp.   43,620  1,614
Republic New York Corp.   25,200  2,666
State Street Corp.   75,300  4,198
SunTrust Banks, Inc.   102,300  6,630
U.S. Bancorp  113,537  11,545
Wachovia Corp.  75,100  5,656
Wells Fargo & Co.   41,574  12,114
  255,209
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 1.6%
American Express Co.   219,472 $ 17,119
Beneficial Corp.   25,000  1,917
Countrywide Credit Industries,Inc.   48,500  1,664
First Chicago NBD Corp.   144,960  10,546
Fleet Financial Group, Inc.   96,980  6,237
Green Tree Financial Corp.   63,000  2,654
Household International, Inc.   49,329  5,587
MBNA Corp.   232,800  6,126
Transamerica Corp.   30,822  3,110
  54,960
FEDERAL SPONSORED CREDIT - 1.0%
Federal Home Loan Mortgage Corporation 322,600 12,218 Federal National Mortgage Association 492,480 23,855
  36,073
INSURANCE - 4.5%
Aetna, Inc.   70,130  4,984
Allstate Corp.   204,783  16,984
American General Corp.   112,172  5,721
American International Group, Inc.   326,943  33,369
Aon Corp.   77,350  4,172
CIGNA Corp.   34,420  5,344
Chubb Corp. (The)  81,260  5,383
Conseco, Inc.   85,000  3,708
General Re Corp.   37,540  7,402
Hartford Financial Services Group, Inc.   54,770  4,436
Jefferson Pilot Corp.   32,922  2,545
Lincoln National Corp.   47,960  3,297
Loews Corp.   53,300  5,953
MBIA, Inc.   40,400  2,414
MGIC Investment Corp.   54,900  3,311
Marsh & McLennan Companies, Inc.   76,920  5,461
Progressive Corp.  33,100  3,451
SAFECO Corp.   58,720  2,797
St. Paul Companies, Inc. (The)  38,900  3,110
SunAmerica, Inc.   91,000  3,270
Torchmark Corp.   64,940  2,589
Travelers Group, Inc. (The)  297,708  20,840
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
UNUM Corp.   64,700 $ 3,154
USF&G Corp.   51,200  1,037
  154,732
SAVINGS & LOANS - 0.4%
Ahmanson (H.F.) & Co.   46,800  2,761
Golden West Financial Corp.   26,700  2,316
Washington Mutual, Inc.   116,014  7,941
  13,018
SECURITIES INDUSTRY - 0.9%
Merrill Lynch & Co., Inc.   153,700  10,394
Morgan Stanley Dean Witter Discover and Co.   266,096  13,039
Salomon, Inc.   50,100  3,892
Schwab (Charles) Corp.  121,800  4,156
  31,481
TOTAL FINANCE   545,473
HEALTH - 10.5%
DRUGS & PHARMACEUTICALS - 7.0%
Allergan, Inc.   30,500  1,005
ALZA Corp. Class A  39,400  1,027
American Home Products Corp.   298,920  22,157
Amgen, Inc.   122,900  6,053
Bristol-Myers Squibb Co.   464,280  40,741
Crescendo Pharmaceuticals Corp. Class A (a)  1,970  22
Lilly (Eli) & Co.   515,816  34,495
Merck & Co., Inc.   560,490  50,024
Pharmacia & Upjohn, Inc.   235,542  7,478
Pfizer, Inc.   599,560  42,419
Schering-Plough Corp.   339,780  19,049
Sigma Aldrich Corp.   46,400  1,630
Warner-Lambert Co.   126,080  18,053
  244,153
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Abbott Laboratories  359,020  22,012
Bard (C.R.), Inc.   26,600  738
Bausch & Lomb, Inc.   25,740  1,010
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Baxter International, Inc.   129,100 $ 5,971
Becton, Dickinson & Co.   56,600  2,607
Biomet, Inc.   51,600  1,287
Boston Scientific Corp. (a)  90,500  4,118
Cardinal Health, Inc.   50,300  3,735
Guidant Corp.   69,000  3,968
Johnson & Johnson  618,440  35,483
Mallinckrodt, Inc.  34,130  1,280
Medtronic, Inc.   221,000  9,614
Millipore Corp.   20,100  786
Pall Corp.   58,666  1,214
St. Jude Medical, Inc. (a)  42,350  1,284
U.S. Surgical Corp.   33,900  912
  96,019
MEDICAL FACILITIES MANAGEMENT - 0.7%
Beverly Enterprises, Inc. (a)  51,100  763
Columbia/HCA Healthcare Corp.   309,980  8,757
HEALTHSOUTH Corp. (a)  159,200  4,070
Humana, Inc. (a)  75,600  1,588
Manor Care, Inc.   29,350  1,007
Tenet Healthcare Corp. (a)  139,900  4,276
United HealthCare Corp.   86,400  4,000
  24,461
TOTAL HEALTH   364,633
HOLDING COMPANIES - 0.2%
CINergy Corp.   73,117  2,413
Norfolk Southern Corp.   175,020  5,622
  8,035
INDUSTRIAL MACHINERY & EQUIPMENT - 5.4%
ELECTRICAL EQUIPMENT - 3.7%
Emerson Electric Co.   206,640  10,836
General Electric Co.   1,523,000  98,329
General Signal Corp.   23,260  933
Grainger (W.W.), Inc.   24,100  2,107
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
ELECTRICAL EQUIPMENT - CONTINUED
Harris Corp.   36,800 $ 1,605
Honeywell, Inc.   59,080  4,021
Nextlevel Systems, Inc. (a)  68,000  918
Scientific-Atlanta, Inc.   35,900  666
Westinghouse Electric Corp.   295,030  7,801
  127,216
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Briggs & Stratton Corp.   11,700  582
Case Corp.   34,400  2,058
Caterpillar, Inc.   175,320  8,985
Cincinnati Milacron, Inc.   18,400  511
Cooper Industries, Inc.   54,879  2,861
Deere & Co.   118,470  6,234
Dover Corp.   52,020  3,511
Harnischfeger Industries, Inc.   23,000  906
Illinois Tool Works, Inc.   115,620  5,687
Ingersoll-Rand Co.   75,410  2,936
Parker-Hannifin Corp.   51,975  2,173
Stanley Works  30,400  1,284
Tenneco, Inc.   79,555  3,575
Timken Co.   29,075  974
Tyco International Ltd.   226,360  8,545
  50,822
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.   98,560  3,203
Safety Kleen Corp.   27,025  598
Waste Management, Inc.  210,260  4,915
  8,716
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   186,754
MEDIA & LEISURE - 4.1%
BROADCASTING - 0.8%
Clear Channel Communications, Inc. (a)  41,400  2,732
Comcast Corp. Class A Special  162,550  4,470
TCI Group Class A  236,800  5,432
Time Warner, Inc.   259,899  14,993
  27,627
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.9%
Disney (Walt) Co.   313,330 $ 25,771
King World Productions, Inc.   17,300  818
Viacom, Inc. Class B (non-vtg.) (a)  163,600  4,949
  31,538
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp.   45,900  1,549
Hasbro, Inc.   59,525  1,726
Mattel, Inc.   135,295  5,260
  8,535
LODGING & GAMING - 0.6%
HFS, Inc. (a)  73,300  5,168
Harrah's Entertainment, Inc. (a)   47,650  938
Hilton Hotels Corp.   115,760  3,567
ITT Corp. (a)  51,270  3,829
Marriott International, Inc.   58,700  4,094
Mirage Resorts, Inc. (a)  82,100  2,053
  19,649
PUBLISHING - 1.1%
American Greetings Corp. Class A  34,760  1,206
Cognizant Corp.   77,820  3,050
Dow Jones & Co., Inc.   44,400  2,065
Dun & Bradstreet Corp.   79,320  2,266
Gannett Co., Inc.   131,300  6,901
Harcourt General, Inc.   32,776  1,641
Knight-Ridder, Inc.   42,360  2,213
McGraw-Hill, Inc.   46,500  3,040
Meredith Corp.   24,800  845
New York Times Co. (The) Class A  44,500  2,436
Times Mirror Co. Class A  44,300  2,398
Tribune Co.   57,080  3,145
U.S. WEST Media Group (a)  281,440  7,106
  38,312
RESTAURANTS - 0.5%
Darden Restaurants, Inc.   71,020  808
McDonald's Corp.   320,200  14,349
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
RESTAURANTS - CONTINUED
Tricon Global Restaurants, Inc. (a)  71,132 $ 2,156
Wendy's International, Inc.   60,900  1,279
  18,592
TOTAL MEDIA & LEISURE   144,253
NONDURABLES - 10.0%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   38,100  3,492
BEVERAGES - 3.2%
Anheuser-Busch Companies, Inc.   230,240  9,195
Brown-Forman Corp. Class B  31,980  1,573
Coca-Cola Co. (The)  1,150,980  65,030
Coors (Adolph) Co. Class B  17,300  611
PepsiCo, Inc.   711,320  26,185
Seagram Co. Ltd.   172,220  5,822
Whitman Corp.   47,100  1,236
  109,652
FOODS - 2.3%
Archer-Daniels-Midland Co.   260,110  5,787
CPC International, Inc.   66,520  6,585
Campbell Soup Co.   215,960  11,135
ConAgra, Inc.   221,900  6,685
General Mills, Inc.   74,920  4,945
Heinz (H.J.) Co.   170,600  7,922
Hershey Foods Corp.   67,120  3,708
Kellogg Co.   192,880  8,306
Quaker Oats Co.   63,400  3,035
Ralston Purina Co.   49,480  4,441
Sara Lee Corp.   222,900  11,396
Sysco Corp.   81,040  3,242
Wrigley (Wm.) Jr. Co.   53,880  3,900
  81,087
HOUSEHOLD PRODUCTS - 3.0%
Alberto Culver Co. Class B  26,100  788
Avon Products, Inc.   61,420  4,023
Clorox Co.   47,920  3,354
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - CONTINUED
Colgate-Palmolive Co.   137,120 $ 8,879
Gillette Co.   258,760  23,046
International Flavors & Fragrances, Inc.   50,750  2,455
Procter & Gamble Co.   629,120  42,780
Rubbermaid, Inc.   69,680  1,677
Unilever NV ADR  297,480  15,877
  102,879
TOBACCO - 1.4%
Fortune Brands, Inc.   79,760  2,637
Philip Morris Companies, Inc.   1,127,680  44,684
UST, Inc.   85,200  2,551
  49,872
TOTAL NONDURABLES   346,982
PRECIOUS METALS - 0.3%
Barrick Gold Corp.   173,000  3,544
Battle Mountain Gold Co.   106,600  653
Echo Bay Mines Ltd.   64,700  260
Homestake Mining Co.   68,200  844
Newmont Mining Corp.   72,564  2,540
Placer Dome, Inc.   111,100  1,722
  9,563
RETAIL & WHOLESALE - 4.5%
APPAREL STORES - 0.4%
Charming Shoppes, Inc. (a)  48,900  254
Gap, Inc.   127,160  6,763
Limited, Inc. (The)  125,771  2,963
TJX Companies, Inc.   72,100  2,136
  12,116
DRUG STORES - 0.4%
CVS Corp.   77,560  4,755
Long Drug Stores, Inc.   18,040  452
Rite Aid Corp.   57,100  3,390
Walgreen Co.   228,480  6,427
  15,024
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 2.3%
Costco Companies, Inc. (a)  98,095 $ 3,777
Dayton Hudson Corp.   100,650  6,322
Dillards, Inc. Class A  52,660  2,021
Federated Department Stores, Inc. (a)  96,600  4,250
K mart Corp. (a)  225,100  2,969
May Department Stores Co. (The)  109,980  5,925
Mercantile Stores Co., Inc.   17,010  1,003
Nordstrom, Inc.   36,900  2,260
Penney (J.C.) Co., Inc.   114,620  6,727
Sears, Roebuck & Co.   181,910  7,617
Wal-Mart Stores, Inc.   1,051,760  36,943
Woolworth Corp. (a)  62,240  1,182
  80,996
GROCERY STORES - 0.5%
Albertson's, Inc.   116,380  4,292
American Stores Co.   128,160  3,292
Fleming Companies, Inc.   17,645  298
Giant Food, Inc. Class A  27,700  848
Great Atlantic & Pacific Tea Co., Inc.   17,850  548
Kroger Co. (The) (a)  118,000  3,850
Supervalu, Inc.   27,800  1,018
Winn-Dixie Stores, Inc.   69,140  2,567
  16,713
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Circuit City Stores, Inc. - Circuit City Group  43,000  1,715
Home Depot, Inc.   338,273  18,816
IKON Office Solutions, Inc.   61,600  1,744
Lowe's Companies, Inc.   80,260  3,341
Tandy Corp.   50,532  1,737
Toys "R" Us, Inc. (a)  132,725  4,521
  31,874
TOTAL RETAIL & WHOLESALE   156,723
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 0.5%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   57,250 $ 2,719
LEASING & RENTAL - 0.1%
Ryder Systems, Inc.   35,400  1,240
PRINTING - 0.1%
Deluxe Corp.   38,100  1,248
Donnelley (R.R.) & Sons Co.   68,020  2,219
Harland (John H.) Co.   14,300  320
Moore Corporation Ltd.   40,937  669
  4,456
SERVICES - 0.2%
Block (H&R), Inc.   48,380  1,790
Ecolab, Inc.   30,200  1,436
Jostens, Inc.   18,100  422
National Service Industries, Inc.   20,900  925
Service Corp. International  111,200  3,385
  7,958
TOTAL SERVICES   16,373
TECHNOLOGY - 13.9%
COMMUNICATIONS EQUIPMENT - 2.2%
Andrew Corp. (a)  42,212  979
Cabletron Systems, Inc. (a)  72,300  2,097
Cisco Systems, Inc. (a)  308,200  25,282
DSC Communications Corp. (a)  54,400  1,326
Lucent Technologies, Inc.   297,150  24,496
Northern Telecom Ltd.   120,800  10,824
Tellabs, Inc. (a)  83,800  4,525
3Com Corp. (a)  154,200  6,390
  75,919
COMPUTER SERVICES & SOFTWARE - 3.9%
Adobe Systems, Inc.   33,300  1,590
Autodesk, Inc.   22,240  823
Automatic Data Processing, Inc.   136,020  6,954
CUC International, Inc. (a)  189,575  5,592
Ceridian Corp. (a)  37,400  1,461
Computer Associates International, Inc.   168,525  12,566
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Computer Sciences Corp. (a)  35,450 $ 2,515
Equifax, Inc.   70,100  2,177
First Data Corp.   208,400  6,057
HBO & Co.   86,000  3,741
Microsoft Corp. (a)  556,400  72,332
Novell, Inc. (a)  161,000  1,358
Oracle Corp. (a)  455,100  16,284
Parametric Technology Corp. (a)  59,300  2,617
Shared Medical Systems Corp.   11,500  630
Siebel Systems, Inc. (d)   111  4
  136,701
COMPUTERS & OFFICE EQUIPMENT - 4.4%
Apple Computer, Inc. (a)  58,750  1,001
Bay Networks, Inc. (a)  92,400  2,922
Compaq Computer Corp. (a)  346,772  22,107
Data General Corp. (a)  21,900  422
Dell Computer Corp. (a)  155,500  12,459
Digital Equipment Corp. (a)  71,020  3,555
EMC Corp. (a)  114,200  6,395
Hewlett-Packard Co.   471,720  29,099
International Business Machines Corp.   461,140  45,221
Pitney Bowes, Inc.   67,740  5,373
Seagate Technology (a)  113,800  3,087
Silicon Graphics, Inc. (a)  82,100  1,206
Sun Microsystems, Inc. (a)  171,200  5,864
Unisys Corp. (a)  81,100  1,080
Xerox Corp.   150,350  11,923
  151,714
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  168,000  5,607
KLA-Tencor Corp. (a)  39,100  1,718
Perkin-Elmer Corp.   20,400  1,275
Tektronix, Inc.   23,100  911
Thermo Electron Corp. (a)  69,800  2,604
  12,115
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - 2.8%
Advanced Micro Devices, Inc. (a)  65,200 $ 1,500
AMP, Inc.   102,064  4,593
Intel Corp.   760,520  58,560
LSI Logic Corp. (a)  65,800  1,435
Micron Technology, Inc. (a)  92,500  2,480
Motorola, Inc.   275,800  17,031
National Semiconductor Corp. (a)  65,700  2,365
Texas Instruments, Inc.   88,660  9,459
Thomas & Betts Corp.   25,020  1,244
  98,667
PHOTOGRAPHIC EQUIPMENT - 0.3%
Eastman Kodak Co.   152,670  9,141
Polaroid Corp.   20,940  941
  10,082
TOTAL TECHNOLOGY   485,198
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.3%
AMR Corp. (a)  42,270  4,922
Delta Air Lines, Inc.   34,180  3,444
Southwest Airlines Co.   67,500  2,201
US Airways Group, Inc. (a)  36,600  1,716
  12,283
RAILROADS - 0.6%
Burlington Northern Santa Fe Corp.   71,643  6,806
CSX Corp.   100,972  5,522
Union Pacific Corp.   114,540  7,016
  19,344
TRUCKING & FREIGHT - 0.2%
Caliber System, Inc.   18,000  938
Federal Express Corp. (a)  53,180  3,550
Laidlaw, Inc.   152,500  2,165
  6,653
TOTAL TRANSPORTATION   38,280
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 8.8%
CELLULAR - 0.3%
AirTouch Communications, Inc.   233,630 $ 9,023
ELECTRIC UTILITY - 2.3%
American Electric Power Co., Inc.   87,700  4,144
Baltimore Gas & Electric Co.   68,650  1,884
Carolina Power & Light Co.   70,200  2,510
Central & South West Corp.   98,480  2,123
Consolidated Edison Co. of New York, Inc.   109,200  3,740
DTE Energy Co.   67,300  2,069
Dominion Resources, Inc.  85,710  3,187
Duke Energy Corp.   166,750  8,046
Edison International  190,500  4,882
Entergy Corp.   110,400  2,698
FPL Group, Inc.   84,800  4,383
GPU, Inc.   56,000  2,027
Houston Industries, Inc.   128,725  2,800
Niagara Mohawk Power Corp. (a)  63,400  614
Northern States Power Co.  32,160  1,620
Ohio Edison Co.   70,800  1,752
PECO Energy Co.   103,400  2,346
PG&E Corp.   203,500  5,202
PP&L Resources, Inc.   76,300  1,650
PacifiCorp.   137,200  2,976
Public Service Enterprise Group, Inc.   107,600  2,791
Southern Co.   316,400  7,257
Texas Utilities Co.   111,538  4,001
Unicom Corp.   100,500  2,814
Union Electric Co.   47,500  1,790
  79,306
GAS - 0.5%
Columbia Gas System, Inc. (The)  25,620  1,851
Consolidated Natural Gas Co.   44,190  2,389
Eastern Enterprises Co.   9,400  368
Enron Corp.   141,840  5,390
NICOR, Inc.   22,640  873
ONEOK, Inc.   13,012  446
Pacific Enterprises  38,780  1,268
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
GAS - CONTINUED
Peoples Energy Corp.   16,300 $ 583
Sonat, Inc.   39,860  1,832
Williams Companies, Inc.   73,550  3,746
  18,746
TELEPHONE SERVICES - 5.7%
AT&T Corp.   754,262  36,912
ALLTEL Corp.   86,700  3,067
Ameritech Corp.  255,000  16,575
Bell Atlantic Corp.   360,173  28,769
BellSouth Corp.   460,740  21,799
Frontier Corp.   76,100  1,646
GTE Corp.   443,280  18,813
MCI Communications Corp.   319,060  11,327
SBC Communications, Inc.   423,606  26,952
Sprint Corp.   199,990  10,399
U.S. WEST Communications Group  222,440  8,856
WorldCom, Inc. (a)  414,600  13,940
  199,055
TOTAL UTILITIES   306,130
TOTAL COMMON STOCKS
(Cost $2,509,784)   3,291,630
U.S. TREASURY OBLIGATIONS - 0.3%
  PRINCIPAL
  AMOUNT (000S)
U.S. Treasury Bills, yields at date of purchase,
5.20% to 5.28%, 1/8/98 (c) (Cost $11,838) $ 11,950  11,838
CASH EQUIVALENTS - 5.1%
  SHARES

Taxable Central Cash Fund (b)
(Cost $178,051)  178,051,452  178,051
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,699,673)  $ 3,481,519
FUTURES CONTRACTS
 AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)

PURCHASED
445 S&P 500 Index Contracts   Dec. 1997 $ 102,795 $ (104,163)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 3.0%
LEGEND
1.Non-income producing
2.At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. 3.A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,873,000.
4.Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $2,699,826,000. Net unrealized appreciation aggregated $781,693,000, of which $851,312,000 related to appreciated investment securities and $69,619,000 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS(EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1997 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,699,673) -                                $ 3,481,519
SEE ACCOMPANYING SCHEDULE

CASH                                                                                   1

RECEIVABLE FOR FUND SHARES SOLD                                                        16,974

DIVIDENDS RECEIVABLE                                                                   3,842

INTEREST RECEIVABLE                                                                    584

REDEMPTION FEES RECEIVABLE                                                             2

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                    4,592

OTHER RECEIVABLES                                                                      3

 TOTAL ASSETS                                                                          3,507,517

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                            $ 5
DELAYED DELIVERY

PAYABLE FOR FUND SHARES REDEEMED                                              6,788

ACCRUED MANAGEMENT FEE                                                        564

OTHER PAYABLES AND ACCRUED EXPENSES                                           3

 TOTAL LIABILITIES                                                                     7,360

NET ASSETS                                                                            $ 3,500,157

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                       $ 2,674,562

UNDISTRIBUTED NET INVESTMENT INCOME                                                    18,244

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                  28,946
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                              778,405
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 53,645 SHARES OUTSTANDING                                             $ 3,500,157

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                                   $65.25
PER SHARE ($3,500,157 (DIVIDED BY) 53,645 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                               $ 25,841
DIVIDENDS

INTEREST                                                                         5,276

 TOTAL INCOME                                                                    31,117

EXPENSES

MANAGEMENT FEE                                                       $ 7,273

NON-INTERESTED TRUSTEES' COMPENSATION                                 6

 TOTAL EXPENSES BEFORE REDUCTIONS                                     7,279

 EXPENSE REDUCTIONS                                                   (4,287)    2,992

NET INVESTMENT INCOME                                                            28,125

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                5,871

 FUTURES CONTRACTS                                                    28,271     34,142

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                                320,469

 FUTURES CONTRACTS                                                    (8,308)    312,161

NET GAIN (LOSS)                                                                  346,303

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                 $ 374,428
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      SIX MONTHS ENDED    YEAR ENDED
                                                          OCTOBER 31, 1997    APRIL 30,
                                                          (UNAUDITED)         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 28,125            $ 27,146
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  34,142              45,708

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      312,161             257,733

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           374,428             330,587
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (12,231)            (25,295)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (41,499)            (24,608)

 TOTAL DISTRIBUTIONS                                       (53,730)            (49,903)

SHARE TRANSACTIONS                                         1,285,692           1,354,967
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             52,524              48,333

 COST OF SHARES REDEEMED                                   (459,344)           (395,337)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           878,872             1,007,963
FROM SHARE  TRANSACTIONS

REDEMPTION FEES                                            467                 532

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,200,037           1,289,179

NET ASSETS

 BEGINNING OF PERIOD                                       2,300,120           1,010,941

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 3,500,157         $ 2,300,120
INCOME OF $18,244 AND $2,350, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      20,034              25,369

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   864                 944

 REDEEMED                                                  (7,035)             (7,497)

 NET INCREASE (DECREASE)                                   13,863              18,816


FINANCIAL HIGHLIGHTS
      SIX MONTHS ENDED   YEARS ENDED APRIL 30,
      OCTOBER 31, 1997

      (UNAUDITED)        1997                    1996   1995   1994 E   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE,               $ 57.82      $ 48.22    $ 38.32   $ 33.49   $ 32.84   $ 30.94
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                 .58 D        .95 D      .92       .85       .81       .81
 INCOME

 NET REALIZED                   8.07         10.58      10.32     4.77      .81       1.89
 AND UNREALIZED
 GAIN (LOSS)

 TOTAL FROM INVESTMENT          8.65         11.53      11.24     5.62      1.62      2.70
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET                       (.28)        (.90)      (.99)     (.80)     (.80)     (.81)
 INVESTMENT
 INCOME

 FROM NET                       (.95)        (1.05)     (.37)     -         (.17)     -
 REALIZED GAIN

 IN EXCESS OF NET               -            -          -         -         (.01)     -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS            (1.23)       (1.95)     (1.36)    (.80)     (.98)     (.81)

REDEMPTION FEES                 .01          .02        .02       .01       .01       .01
ADDED TO PAID
IN CAPITAL

NET ASSET VALUE,               $ 65.25      $ 57.82    $ 48.22   $ 38.32   $ 33.49   $ 32.84
END OF PERIOD

TOTAL RETURN B, C               15.13%       24.58%     29.83%    17.08%    4.95%     8.85%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF             $ 3,500      $ 2,300    $ 1,011   $ 391     $ 283     $ 305
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO            .19% A, F    .44% F     .45%      .45%      .45%      .44% F
AVERAGE NET ASSETS

RATIO OF NET INVESTMENT         1.74% A      1.82%      2.11%     2.49%     2.38%     2.54%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE         2% A         6%         5%        2%        3%        0%

AVERAGE COMMISSION             $ .0416      $ .0271
RATE G


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1997 (Unaudited)




6. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Market Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions and market discount. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
7. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having
2. OPERATING POLICIES -
CONTINUED
INTERFUND LENDING PROGRAM -
CONTINUED
management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds. FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $893,959,000 and $22,307,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $982,149,000 and $1,004,916,000, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .45% of the fund's average net assets.
At a Special Meeting of the Shareholders held on November 19, 1997, shareholders approved an amended management contract (Amended Contract) which allows for the appointment of Bankers Trust Company
(BTC) as the fund's sub-adviser. Under the Amended Contract, which will become effective on December 1, 1997, FMR will continue to serve as the fund's manager and investment adviser, but will delegate day-to-day responsibility for managing the fund's investments to BTC. BTC will also provide custodial and securities lending services to the fund. For its services, BTC will receive a sub-advisory fee from FMR equal to 0.006% of the fund's
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
average net assets. BTC will also receive a fee from the fund equal to 40% of the net income from securities lending activities which is not covered by FMR's voluntary expense limitation. FMR will be responsible for overseeing BTC's performance and will retain its other management services. FMR has agreed to reduce its management fee, which is no longer an all-inclusive fee, to an annual rate of 0.24% of the fund's average net assets. The fund will be responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,000 for the period.
10. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $17,681,000 and $16,374,000, respectively. The weighted average interest rate was 5.66%. Interest earned from the interfund lending program amounted to $13,000 and is included in interest income on the Statement of Operations.
11. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .19% of average net assets. For the period, the reimbursement reduced expenses by $4,284,000.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $3,000 under these arrangements.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on November 19, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1(A)
To approve an amended management contract for the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     21,100,953.712    79.401

AGAINST         1,449,488.167     5.455

ABSTAIN         4,024,664.556     15.144

TOTAL           26,575,106.435    100.000

PROPOSAL 1(B)
To approve a new sub-advisory agreement for the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     21,070,136.797    79.285

AGAINST         1,451,395.294     5.462

ABSTAIN         4,053,574.344     15.253

TOTAL           26,575,106.435    100.000

PROPOSAL 2
To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     20,129,907.453    75.747

AGAINST         2,141,847.846     8.060

ABSTAIN         4,303,351.136     16.193

TOTAL           26,575,106.435    100.000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Bankers Trust Company
New York, New York
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Jennifer Farrelly, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Robert H. Morrison, Manager,
Security Transactions
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Bankers Trust Company
New York, New York
FIDELITY'S GROWTH AND INCOME FUNDS
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Equity-Income Fund
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Growth & Income Portfolio
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Real Estate Investment Portfolio
Spartan(registered trademark) Market Index Fund
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
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 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

LARGE CAP STOCK
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              6    THE MANAGERS' REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES     9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   18   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  22   NOTES TO THE FINANCIAL STATEMENTS.

DISTRIBUTIONS          26


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October, the Standard & Poor's 500 Index remained up more than 25% year-to-date, twice its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post moderate returns through the first 10 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997    PAST 6   PAST 1   LIFE OF
                                  MONTHS   YEAR     FUND

FIDELITY LARGE CAP STOCK          16.82%   25.43%   61.10%

S&P 500 (REGISTERED TRADEMARK)    15.16%   32.11%   74.41%

GROWTH FUNDS AVERAGE              18.71%   27.28%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on June 22, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the performance of the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 891 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997    PAST 1   LIFE OF
                                  YEAR     FUND

FIDELITY LARGE CAP STOCK          25.43%   22.37%

S&P 500                           32.11%   26.55%

GROWTH FUNDS AVERAGE              27.28%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971202 144349 S00000000000001
             Large Cap Stock             S&P 500
             00338                       SP001
  1995/06/22      10000.00                    10000.00
  1995/06/30       9870.00                     9890.40
  1995/07/31      10260.00                    10218.37
  1995/08/31      10330.00                    10244.01
  1995/09/30      10720.00                    10676.31
  1995/10/31      10590.00                    10638.20
  1995/11/30      10990.00                    11105.21
  1995/12/31      11079.92                    11319.10
  1996/01/31      11420.84                    11704.40
  1996/02/29      11621.38                    11812.90
  1996/03/31      11661.49                    11926.66
  1996/04/30      11751.73                    12102.46
  1996/05/31      12022.46                    12414.58
  1996/06/30      12092.09                    12461.88
  1996/07/31      11488.55                    11911.32
  1996/08/31      11859.14                    12162.53
  1996/09/30      12653.28                    12847.03
  1996/10/31      12843.88                    13201.35
  1996/11/30      13786.26                    14199.24
  1996/12/31      13467.54                    13917.96
  1997/01/31      14145.76                    14787.55
  1997/02/28      13919.69                    14903.49
  1997/03/31      13219.93                    14291.10
  1997/04/30      13790.50                    15144.28
  1997/05/31      14727.09                    16066.26
  1997/06/30      15282.77                    16786.03
  1997/07/31      16456.64                    18121.70
  1997/08/31      15875.30                    17106.52
  1997/09/30      16736.14                    18043.44
  1997/10/31      16110.07                    17440.79
IMATRL PRASUN   SHR__CHT 19971031 19971202 144350 R00000000000032
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Stock Fund on June 22, 1995, when the fund started. As the chart shows, by October 31, 1997, the value of the investment would have grown to $16,110 - a 61.10% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $17,441 - a 74.41% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Thomas Sprague, Portfolio Manager of Fidelity Large Cap Stock Fund
Q. HOW DID THE FUND PERFORM, TOM?
A. For the six months that ended October 31, 1997, the fund was up 16.82%. The growth funds average, as tracked by Lipper Analytical Services, returned 18.71% in that time, while the Standard & Poor's 500 Index returned 15.16%. For the 12 months that ended October 31, 1997, the fund returned 25.43%. The Lipper group and S&P 500 returned 27.28% and 32.11%, respectively.
Q. MARKET TIDES SEEMED TO SHIFT FREQUENTLY DURING THE PERIOD, WITH LARGE-CAP STOCKS PERFORMING WELL IN THE FIRST HALF OF THE PERIOD AND SMALLER STOCKS GAINING GROUND IN THE LATTER HALF. WHAT EFFECT DID THESE SHIFTS HAVE ON THE FUND?
A. These dynamics had a significant impact. Through much of the first part of the period, the stock market continued to be dominated by the largest 25 or 30 stocks in the S&P 500. When the market is that narrow, even funds like Large Cap have difficulty competing against the S&P. During the second half of the period, though, this trend was reversed. Several big companies announced earnings shortfalls and smaller stocks began to outperform. This "broadening" helped the fund versus the index, but not against its growth fund peers. Large Cap delves into more of the larger stocks, while many of its competitors in the peer group have a small- to mid-cap emphasis.
Q. WERE THERE ANY OTHER FACTORS THAT AFFECTED PERFORMANCE?
A. Energy and retail stocks played a big role. Within the energy group, companies that provide equipment and services to help exploration companies search for oil and gas enjoyed a nice run. Energy companies such as Exxon, Mobil and Texaco have increased their exploration activity, and demand for drilling equipment and services is very high. The fund's positions in Schlumberger, Halliburton and Dresser benefited as a result. Within the retail sector - which comprised approximately 7.5% of the fund at the end of the period - several supermarket and pharmacy chains benefited from decent sales trends and cost-cutting programs, most notably Safeway and Rite-Aid.
Q. DID YOU LATCH ONTO ANY PARTICULAR THEMES DURING THE PERIOD?
A. One interesting area revolved around the much-discussed "year 2000" issue. Most computer programs written in the last 20 or 30 years have two entry fields for the year instead of four. For instance, computer systems read "97" as being 1997. When the year 2000 arrives, computers will read "00" as being 1900, which has the potential to cause myriad problems. Some companies are ahead of the pack in preparing for this problem, but many are underestimating its impact. The fund's position in Comdisco - one of its top 10 holdings at the close of the period - is a play on this. Part of Comdisco's business is disaster recovery:
If a company's computer network shuts down, Comdisco's reserve systems can help get that company up and running again. These same reserve computer systems are a logical choice as a testing ground for updated year 2000 compliance software. Comdisco should benefit from this additional demand in 1998 and 1999. Several other fund holdings - including Accustaff and Analysts International - could also benefit.
Q. YOU'VE MENTIONED IN THE PAST THAT COMPANIES USING TECHNOLOGY EFFECTIVELY CAN MAKE FOR GOOD INVESTMENT OPPORTUNITIES. CAN YOU GIVE AN EXAMPLE?
A. For the past decade or so, American corporations have been in a restructuring mode. Many have reworked their balance sheet, spun off ineffective businesses and cut personnel in an effort to reduce costs. While this has worked well, I think we may be nearing the end of this trend. If I'm right, and pure cost-cutting programs are winding down, the companies that are using technology to improve their business may have an advantage. One such example during the period was Safeway, which I mentioned earlier. Safeway and other supermarket chains have been using information technology programs to determine, for example, which products are selling well and which have the best profit margins. This allows them to improve sales, costs and inventories.
Q. CAN YOU GRADE THE PERFORMANCE OF SOME OF THE FUND'S INDIVIDUAL
STOCKS?
A. Comdisco was a strong performer, as was health-care stock Bergen Brunswig, which is in the process of being purchased by Cardinal Health. On the negative side, not owning more of the expensive pharmaceutical stocks, such as Lilly and Pfizer, hurt performance. Additionally, the fund's position in Vencor - a supplier to the nursing home industry - suffered from tightening industry regulations and the fund no longer owns this stock.
Q. TOWARD THE END OF THE PERIOD, PROBLEMS IN ASIAN MARKETS REVERBERATED THROUGHOUT THE WORLD. WHAT'S YOUR TAKE ON THE SITUATION AND HOW WAS THE FUND AFFECTED?
A. I think the crisis in Southeast Asia reflects a serious, fundamental change that will affect financial markets everywhere. What began as a currency event has evolved into an economic event. We've already seen business slowdowns from U.S. companies that have exposure to that region. Within the fund, semiconductor-related stocks were hit the hardest. The typical high-tech company generates 10% to 20% of its sales in Southeast Asia, and since that region's economic growth has now been stunted, these companies may see sales growth suffer. Some of the fund's holdings, however, may benefit from a cost point of view more than they'll suffer from a sales point of view. For example, positions such as Linear Technology and Adaptec - which have manufacturing operations in Southeast Asia - could benefit from low production and labor costs. Overall, though, I'd characterize the market events of late October as being much more of a negative than a positive.
Q. WHAT'S YOUR OUTLOOK?
A. I'm concerned that the comfortable economic situation we've had for the past few years may be over. Third-quarter corporate earnings tailed off somewhat, and the international volatility we've seen may linger for awhile. Consumer nondurable stocks - particularly food-related companies - may be an attractive area in the next few months. These stocks frequently offer stable earnings growth in a variety of economic climates.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

TOM SPRAGUE TAKES A CLOSE
LOOK AT THE TECHNOLOGY SECTOR:
"While some segments of the
technology market hold promise,
there are significant changes
going on in the computing area. In
the past, companies such as Intel
would introduce new, faster
systems each year. Consumers needed
more power, faster maneuverability
and more memory and were always
willing to spend up for these
enhanced features. But with a lack
of new software programs,  this
isn't the case anymore. PCs priced
at $1,000 and under are meeting
most needs, and this is a bad trend
for the sector. That's because
you've got to sell twice as many
$1,000 PCs to keep up with past
revenues. That's going to be very
challenging.
"The year 2000 issue, which I
mentioned earlier, is another
factor. Corporate America is going
to need to spend heavily to
overcome this problem.
Consequently, money that would
otherwise have been used for
important software and hardware
upgrades will be diverted. Frankly,
I'm concerned that we're in for an
extended period of below-average
sales growth in the computing
area.
"Other segments, however, namely
companies that specialize in
communications technology could
pick up the slack. Band width -
which dictates the voice and data
transfer rate for communications
systems - is a hot topic. We can't
talk to each other fast enough -
be it over phone lines or the
Internet - and this demand may
translate into some good
opportunities for some tech
companies."
FUND FACTS
GOAL: to seek long-term growth
of capital by investing in
companies with market
capitalizations greater than $1
billion at the time of
investment
FUND NUMBER: 338
TRADING SYMBOL: FLCSX
START DATE: June 22, 1995
SIZE: as of October 31,
1997, more than $126 million
MANAGER: Tom Sprague, since
1996; manager, Fidelity
Advisor Large Cap Stock Fund,
since 1996; joined Fidelity in
1989
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1997
                                        % OF FUND'S    % OF FUND'S INVESTMENTS
                                        INVESTMENTS    IN THESE STOCKS
                                                       6 MONTHS AGO

PHILIP MORRIS COMPANIES, INC.           3.0            1.8

INTERNATIONAL BUSINESS MACHINES CORP.   2.8            1.1

AMERICAN HOME PRODUCTS CORP.            2.3            1.6

BRISTOL-MYERS SQUIBB CO.                2.2            1.0

ADAPTEC, INC.                           1.8            1.4

TYCO INTERNATIONAL LTD.                 1.7            1.4

FEDERAL NATIONAL MORTGAGE ASSOCIATION   1.5            1.1

PROCTOR & GAMBLE CO.                    1.4            1.0

COMDISCO, INC.                          1.4            0.6

ALCATEL ALSTHOM COMPAGNIE GENERALE      1.3            0.5
 D'ELECTRICITE SA SPONSORED ADR

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

TECHNOLOGY                         23.9           16.0

HEALTH                             13.7           13.4

FINANCE                            12.1           12.0

NONDURABLES                        8.6            6.9

INDUSTRIAL MACHINERY & EQUIPMENT   7.9            7.4

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997 * AS OF APRIL 30, 1997 **
44
ROW: 1, COL: 1, VALUE: 4.9
ROW: 1, COL: 2, VALUE: 95.09999999999999
STOCKS 94.0%
SHORT-TERM
INVESTMENTS 6.0%
FOREIGN
INVESTMENTS 3.5%
STOCKS  95.1%
SHORT-TERM
INVESTMENTS 4.9%
FOREIGN
INVESTMENTS 4.4%
ROW: 1, COL: 1, VALUE: 6.0
ROW: 1, COL: 2, VALUE: 94.0
*
**
INVESTMENTS OCTOBER 31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.1%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 2.1%
AEROSPACE & DEFENSE - 1.8%
AlliedSignal, Inc.   18,900 $ 680,400
Gulfstream Aerospace Corp. (a)  8,000  232,000
Lockheed Martin Corp.   9,280  882,180
Sundstrand Corp.   8,500  462,188
  2,256,768
DEFENSE ELECTRONICS - 0.3%
Litton Industries, Inc. (a)  6,500  329,875
TOTAL AEROSPACE & DEFENSE   2,586,643
BASIC INDUSTRIES - 1.9%
PACKAGING & CONTAINERS - 1.2%
Owens-Illinois, Inc. (a)  42,670  1,472,115
PAPER & FOREST PRODUCTS - 0.7%
Fort James Corp.   23,037  914,281
TOTAL BASIC INDUSTRIES   2,386,396
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.2%
Sherwin-Williams Co.   8,900  246,975
DURABLES - 0.8%
HOME FURNISHINGS - 0.8%
Leggett & Platt, Inc.   23,000  960,250
ENERGY - 7.3%
ENERGY SERVICES - 3.3%
Dresser Industries, Inc.   24,800  1,044,700
Halliburton Co.   26,900  1,603,913
Noble Drilling Corp. (a)  16,600  590,338
Schlumberger Ltd.   9,980  873,250
  4,112,201
OIL & GAS - 4.0%
British Petroleum PLC ADR  13,292  1,166,373
Burlington Resources, Inc.   11,800  577,463
Coastal Corp. (The)  13,500  811,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Royal Dutch Petroleum Co.   12,300 $ 647,288
Texaco, Inc.   19,500  1,110,281
Total SA sponsored ADR  5,100  283,050
Valero Energy Corp.   16,200  488,025
  5,084,168
TOTAL ENERGY   9,196,369
FINANCE - 12.1%
BANKS - 3.3%
Bank of New York Co., Inc.   25,580  1,203,859
BankAmerica Corp.   14,600  1,043,900
Citicorp  4,500  562,781
NationsBank Corp.   21,600  1,293,300
  4,103,840
CREDIT & OTHER FINANCE - 2.1%
American Express Co.   13,910  1,084,980
Associates First Capital Corp.   6,600  419,925
Fleet Financial Group, Inc.   9,900  636,694
Household International, Inc.   4,800  543,600
  2,685,199
FEDERAL SPONSORED CREDIT - 2.0%
Federal Home Loan Mortgage Corporation  16,500  624,938
Federal National Mortgage Association  38,000  1,840,625
  2,465,563
INSURANCE - 4.3%
Allstate Corp.   15,971  1,324,595
AMBAC, Inc.   35,400  1,495,650
CIGNA Corp.   3,400  527,850
MBIA, Inc.   17,900  1,069,525
UNUM Corp.   22,000  1,072,500
  5,490,120
SAVINGS & LOANS - 0.4%
Washington Mutual, Inc.   7,300  499,594
TOTAL FINANCE   15,244,316
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 13.7%
DRUGS & PHARMACEUTICALS - 7.8%
American Home Products Corp.   39,720 $ 2,944,245
Bristol-Myers Squibb Co.   31,600  2,772,900
Lilly (Eli) & Co.   4,000  267,500
Merck & Co., Inc.   9,370  836,273
Pfizer, Inc.   15,000  1,061,250
Schering-Plough Corp.   17,180  963,154
SmithKline Beecham PLC ADR  19,600  933,450
  9,778,772
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
Abbott Laboratories  8,000  490,500
Baxter International, Inc.   7,180  332,075
Becton, Dickinson & Co.   10,940  503,924
Bergen Brunswig Corp. Class A  15,050  602,941
Cardinal Health, Inc.   9,100  675,675
Johnson & Johnson  20,100  1,153,238
Omnicare, Inc.   20,600  572,938
  4,331,291
MEDICAL FACILITIES MANAGEMENT - 2.5%
Columbia/HCA Healthcare Corp.   6,275  177,269
Healthsouth Corp. (a)  35,300  902,356
Health Management Associates, Inc. Class A (a)  33,345  812,784
Tenet Healthcare Corp. (a)  42,800  1,308,075
  3,200,484
TOTAL HEALTH   17,310,547
INDUSTRIAL MACHINERY & EQUIPMENT - 7.9%
ELECTRICAL EQUIPMENT - 3.2%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  69,300  1,684,856
General Electric Co.   23,180  1,496,559
Westinghouse Electric Corp.   32,200  851,288
  4,032,703
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
Case Corp.   14,000  837,375
Caterpillar, Inc.   9,240  473,550
Ingersoll-Rand Co.   13,650  531,497
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
Stanley Works  8,900 $ 376,025
Tyco International Ltd.  55,720  2,103,430
  4,321,877
POLLUTION CONTROL - 1.3%
Browning-Ferris Industries, Inc.   16,000  520,000
Ogden Corp.   13,800  348,450
Thermo Instrument Systems, Inc. (a)  7,750  223,588
USA Waste Services, Inc. (a)  13,900  514,300
  1,606,338
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   9,960,918
MEDIA & LEISURE - 4.8%
ENTERTAINMENT - 1.3%
Carnival Cruise Lines, Inc. Class A  16,000  776,000
MGM Grand, Inc. (a)  20,100  881,888
  1,657,888
LODGING & GAMING - 2.0%
HFS, Inc. (a)  13,080  922,140
Marriott International, Inc.   16,340  1,139,715
Mirage Resorts, Inc. (a)  18,700  467,500
  2,529,355
PUBLISHING - 0.5%
Cognizant Corp.   15,700  615,244
RESTAURANTS - 1.0%
Brinker International, Inc. (a)  4,200  58,800
Rainforest Cafe, Inc. (a)  28,900  986,213
Wendy's International, Inc.   11,500  241,500
  1,286,513
TOTAL MEDIA & LEISURE   6,089,000
NONDURABLES - 8.6%
BEVERAGES - 1.3%
PepsiCo, Inc.   45,740  1,683,804
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
FOODS - 2.1%
ConAgra, Inc.   15,000 $ 451,875
Hershey Foods Corp.   14,100  779,025
Ralston Purina Co.   6,470  580,683
Sara Lee Corp.   15,400  787,325
  2,598,908
HOUSEHOLD PRODUCTS - 2.2%
Avon Products, Inc.   6,600  432,300
Clorox Co.   7,700  539,000
Procter & Gamble Co.   26,180  1,780,240
  2,751,540
TOBACCO - 3.0%
Philip Morris Companies, Inc.   95,040  3,765,960
TOTAL NONDURABLES   10,800,212
RETAIL & WHOLESALE - 7.6%
APPAREL STORES - 0.7%
Payless ShoeSource, Inc. (a)  8,400  468,300
TJX Companies, Inc.   14,800  438,450
  906,750
DRUG STORES - 1.1%
Rite Aid Corp.   23,000  1,365,625
GENERAL MERCHANDISE STORES - 1.0%
Consolidated Stores Corp. (a)  15,325  611,084
Wal-Mart Stores, Inc.   20,300  713,038
  1,324,122
GROCERY STORES - 2.4%
American Stores Co.   45,400  1,166,213
Kroger Co. (The) (a)  11,800  384,975
Safeway, Inc. (a)  25,000  1,453,125
  3,004,313
RETAIL & WHOLESALE, MISCELLANEOUS - 2.4%
Circuit City Stores, Inc. - Circuit City Group  32,700  1,303,913
Home Depot, Inc.   8,300  461,688
Toys "R" Us, Inc. (a)  36,900  1,256,906
  3,022,507
TOTAL RETAIL & WHOLESALE   9,623,317
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 2.1%
ADVERTISING - 0.6%
Omnicom Group, Inc.   10,500 $ 741,563
EDUCATIONAL SERVICES - 0.3%
Apollo Group, Inc. Class A (a)  8,500  359,125
SERVICES - 1.2%
AccuStaff, Inc. (a)  47,700  1,362,431
Service Corp. International  6,160  187,495
  1,549,926
TOTAL SERVICES   2,650,614
TECHNOLOGY - 23.9%
COMMUNICATIONS EQUIPMENT - 1.1%
Aspect Telecommunications Corp. (a)  38,900  933,600
Cisco Systems, Inc. (a)  5,260  431,484
  1,365,084
COMPUTER SERVICES & SOFTWARE - 6.6%
Analysts International Corp.   26,400  1,191,300
Automatic Data Processing, Inc.   11,160  570,555
BMC Software, Inc. (a)  6,000  362,250
CUC International, Inc. (a)   52,623  1,552,379
Cadence Design Systems, Inc. (a)  11,700  623,025
Compuware Corp. (a)  4,900  324,013
Equifax, Inc.   25,200  782,775
Microsoft Corp. (a)  11,600  1,508,000
Oracle Corp. (a)  19,600  701,313
SunGard Data Systems, Inc. (a)   28,500  673,313
  8,288,923
COMPUTERS & OFFICE EQUIPMENT - 9.8%
Adaptec, Inc.   45,940  2,225,219
Comdisco, Inc.   55,950  1,765,922
Compaq Computer Corp. (a)  7,750  494,063
Comverse Technology, Inc. (a)  4,600  189,750
EMC Corp. (a)  11,600  649,600
Fore Systems, Inc. (a)  77,200  1,254,500
Hewlett-Packard Co.   7,400  456,488
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
International Business Machines Corp.  36,440 $ 3,573,398
Pitney Bowes, Inc.   19,910  1,579,112
Unisys Corp. (a)  17,000  226,313
  12,414,365
ELECTRONIC INSTRUMENTS - 1.1%
Applied Materials, Inc. (a)   17,400  580,725
KLA-Tencor Corp. (a)  6,900  303,169
Lam Research Corp. (a)  12,558  453,658
Varian Associates, Inc.   100  5,850
  1,343,402
ELECTRONICS - 5.3%
Altera Corp. (a)  16,800  745,500
Analog Devices, Inc. (a)  30,100  919,931
Intel Corp.   14,400  1,108,800
Linear Technology Corp.   14,540  914,203
Maxim Integrated Products, Inc. (a)  10,400  689,000
Micron Technology, Inc. (a)  18,500  496,031
Motorola, Inc.   5,000  308,750
Sanmina Corp. (a)  4,700  351,325
Texas Instruments, Inc.   6,800  725,475
Vitesse Semiconductor Corp. (a)  10,600  459,775
  6,718,790
TOTAL TECHNOLOGY   30,130,564
TRANSPORTATION - 0.7%
RAILROADS - 0.7%
CSX Corp.   16,416  897,750
UTILITIES - 1.4%
TELEPHONE SERVICES - 1.4%
SBC Communications, Inc.   9,180  584,078
WorldCom, Inc. (a)  35,300  1,186,947
  1,771,025
TOTAL COMMON STOCKS
(Cost $97,798,743)   119,854,896
CASH EQUIVALENTS - 4.9%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b) (Cost $6,228,513)  6,228,513 $ 6,228,513
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $104,027,256)  $ 126,083,409
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $104,122,392. Net unrealized appreciation aggregated $21,961,017, of which $24,117,637 related to appreciated investment securities and $2,156,620 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS OCTOBER 31, 1997 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $104,027,256) -                   $ 126,083,409
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                             1,630,851

RECEIVABLE FOR FUND SHARES SOLD                                             1,465,382

DIVIDENDS RECEIVABLE                                                        87,996

INTEREST RECEIVABLE                                                         13,547

 TOTAL ASSETS                                                               129,281,185

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 2,075,105

PAYABLE FOR FUND SHARES REDEEMED                              231,702

ACCRUED MANAGEMENT FEE                                        48,404

OTHER PAYABLES AND ACCRUED EXPENSES                           53,743

 TOTAL LIABILITIES                                                          2,408,954

NET ASSETS                                                                 $ 126,872,231

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 98,299,213

UNDISTRIBUTED NET INVESTMENT INCOME                                         238,146

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                          6,278,719
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   22,056,153

NET ASSETS, FOR 8,804,546 SHARES OUTSTANDING                               $ 126,872,231

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                        $14.41
PER SHARE ($126,872,231 (DIVIDED BY) 8,804,546 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 697,617
DIVIDENDS

INTEREST                                                                          124,255

 TOTAL INCOME                                                                     821,872

EXPENSES

MANAGEMENT FEE                                                       $ 381,418
BASIC FEE

 PERFORMANCE ADJUSTMENT                                               (90,200)

TRANSFER AGENT FEES                                                   175,696

ACCOUNTING FEES AND EXPENSES                                          38,479

NON-INTERESTED TRUSTEES' COMPENSATION                                 131

CUSTODIAN FEES AND EXPENSES                                           13,058

REGISTRATION FEES                                                     16,601

AUDIT                                                                 24,955

LEGAL                                                                 385

MISCELLANEOUS                                                         455

 TOTAL EXPENSES BEFORE REDUCTIONS                                     560,978

 EXPENSE REDUCTIONS                                                   (13,359)    547,619

NET INVESTMENT INCOME                                                             274,253

REALIZED AND UNREALIZED GAIN (LOSS)                                               6,545,844
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                           12,475,122
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                   19,020,966

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                  $ 19,295,219
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS ENDED    YEAR ENDED
                                                          OCTOBER 31, 1997    APRIL 30,
                                                          (UNAUDITED)         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 274,253           $ 684,755
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  6,545,844           9,226,884

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      12,475,122          5,099,499

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           19,295,219          15,011,138
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (267,553)           (409,596)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (4,280,853)         (5,743,668)

 TOTAL DISTRIBUTIONS                                       (4,548,406)         (6,153,264)

SHARE TRANSACTIONS                                         63,313,224          178,330,702
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             4,468,689           6,084,858

 COST OF SHARES REDEEMED                                   (73,069,189)        (164,026,777)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (5,287,276)         20,388,783
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  9,459,537           29,246,657

NET ASSETS

 BEGINNING OF PERIOD                                       117,412,694         88,166,037

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 126,872,231       $ 117,412,694
INCOME OF $238,146 AND $401,335, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      4,418,470           14,568,975

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   337,260             517,074

 REDEEMED                                                  (5,116,781)         (13,441,050)

 NET INCREASE (DECREASE)                                   (361,051)           1,644,999


FINANCIAL HIGHLIGHTS
      SIX MONTHS ENDED    YEAR ENDED   JUNE 22, 1995
      OCTOBER 31, 1997                 (COMMENCEMENT
                                       OF OPERATIONS) TO

      (UNAUDITED)         1997         APRIL 30, 1996


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 12.81      $ 11.72     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                   .03 D        .09 D       .05

 NET REALIZED AND UNREALIZED GAIN (LOSS)                 2.08         1.85        1.70

 TOTAL FROM INVESTMENT OPERATIONS                        2.11         1.94        1.75



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                              (.03)        (.05)       (.03)

 FROM NET REALIZED GAIN                                  (.48)        (.80)       -

 TOTAL DISTRIBUTIONS                                     (.51)        (.85)       (.03)

NET ASSET VALUE, END OF PERIOD                          $ 14.41      $ 12.81     $ 11.72

TOTAL RETURN B, C                                        16.82%       17.35%      17.52%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 $ 126,872    $ 117,413   $ 88,166

RATIO OF EXPENSES TO AVERAGE NET ASSETS                  .86% A       1.01%       1.31% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER            .84% A, E    .99% E      1.30% A,
EXPENSE REDUCTIONS                                                               E

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS     .42% A       .68%        .70% A

PORTFOLIO TURNOVER RATE                                  96% A        110%        155% A

AVERAGE COMMISSION RATE F                               $ .0431      $ .0366


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1997 (Unaudited)




12. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Large Cap Stock Fund(the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
13. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The
2. OPERATING POLICIES -
CONTINUED
TAXABLE CENTRAL CASH FUND -
CONTINUED
Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
14. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $59,702,002 and $69,008,182, respectively.
15. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment took effect in June, 1996. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .27% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $9,734 for the period.
16. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $13,292 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $67 and $0, respectively, under these arrangements.

DISTRIBUTIONS


The Board of Trustees of Fidelity Large Cap Stock Fund voted to pay on December 8, 1997, to shareholders of record at the opening of business on December 5, 1997, a distribution of $.59 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.03 per share from net investment income.


MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Abigail Johnson, Vice President
Thomas M. Sprague, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-5555
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

SMALL CAP STOCK
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              6    THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY, AND OUTLOOK.

INVESTMENT CHANGES     9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   27   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  31   NOTES TO THE FINANCIAL STATEMENTS.

DISTRIBUTIONS          35


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October, the Standard & Poor's 500 Index remained up more than 25% year-to-date, twice its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post moderate returns through the first 10 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997       PAST 6   PAST 1   LIFE OF
                                     MONTHS   YEAR     FUND

FIDELITY SMALL CAP STOCK             29.95%   32.59%   89.46%

FIDELITY SMALL CAP STOCK             26.05%   28.61%   83.77%
 (INCL. 3% SALES CHARGE)

RUSSELL 2000(REGISTERED TRADEMARK)   27.29%   29.33%   100.16%

SMALL CAP FUNDS AVERAGE              31.21%   26.45%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - an unmanaged index of 2,000 small capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 511 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997          PAST 1   LIFE OF
                                        YEAR     FUND

FIDELITY SMALL CAP STOCK                32.59%   15.84%

FIDELITY SMALL CAP STOCK                28.61%   15.03%
 (INCL. 3% SALES CHARGE)

RUSSELL 2000                            29.33%   17.32%

SMALL CAP FUNDS AVERAGE                 26.45%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971202 165930 S00000000000001
             Small Cap Stock             Russell 2000
             00336                       RS002
  1993/06/28       9700.00                    10000.00
  1993/06/30       9700.00                    10089.85
  1993/07/31       9767.90                    10229.16
  1993/08/31      10126.80                    10671.07
  1993/09/30      10340.20                    10972.21
  1993/10/31      10417.80                    11254.62
  1993/11/30      10126.80                    10884.20
  1993/12/31      10555.20                    11256.33
  1994/01/31      10818.60                    11609.25
  1994/02/28      10906.39                    11567.27
  1994/03/31      10184.50                    10956.54
  1994/04/30      10350.34                    11021.67
  1994/05/31      10077.19                    10897.91
  1994/06/30       9579.68                    10527.85
  1994/07/31       9657.72                    10700.82
  1994/08/31      10340.59                    11297.10
  1994/09/30      10282.06                    11259.27
  1994/10/31      10477.16                    11214.84
  1994/11/30       9979.64                    10761.90
  1994/12/31      10204.29                    11051.05
  1995/01/31       9823.46                    10911.62
  1995/02/28      10165.23                    11365.53
  1995/03/31      10438.65                    11561.27
  1995/04/30      10673.01                    11818.34
  1995/05/31      10878.07                    12021.54
  1995/06/30      12085.13                    12645.17
  1995/07/31      13331.93                    13373.56
  1995/08/31      13518.46                    13650.22
  1995/09/30      13862.06                    13893.99
  1995/10/31      13145.40                    13272.62
  1995/11/30      13322.11                    13830.26
  1995/12/31      12921.50                    14195.16
  1996/01/31      12702.49                    14179.95
  1996/02/29      13004.93                    14621.86
  1996/03/31      13244.79                    14919.50
  1996/04/30      14485.84                    15717.27
  1996/05/31      14976.00                    16336.65
  1996/06/30      14130.95                    15665.81
  1996/07/31      13091.43                    14297.50
  1996/08/31      13708.65                    15127.62
  1996/09/30      14293.37                    15718.79
  1996/10/31      13860.24                    15476.54
  1996/11/30      14434.14                    16114.23
  1996/12/31      14683.19                    16536.55
  1997/01/31      14748.16                    16867.03
  1997/02/28      14542.43                    16458.06
  1997/03/31      14001.01                    15681.47
  1997/04/30      14141.78                    15725.18
  1997/05/31      15387.03                    17474.60
  1997/06/30      16431.06                    18223.48
  1997/07/31      17525.73                    19071.46
  1997/08/31      17647.36                    19507.84
  1997/09/30      18841.54                    20935.70
  1997/10/31      18377.14                    20016.02
IMATRL PRASUN   SHR__CHT 19971031 19971202 165931 R00000000000056
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Stock Fund on June 28, 1993, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $18,377 - a 83.77% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,016 - a 100.16% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks will vary. That means
if you sell your shares during
a market downturn, you might
lose money. But if you can ride
out the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Bradford Lewis, Portfolio Manager of Fidelity Small Cap Stock Fund
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the six months that ended October 31, 1997, the fund returned 29.95%. The small cap funds average returned 31.21% during the same period, according to Lipper Analytical Services. For the 12 months that ended October 31, 1997, the fund returned 32.59%, while the small cap funds average returned 26.45%.
Q. WHAT'S THE MARKET BEEN LIKE DURING THE PAST SIX MONTHS?
A. The stock market has taken investors on quite a roller coaster ride over the past six months. The period started on an upturn, after the market experienced a steep drop in March and April when concerns about inflation arose. The market - ever concerned about inflation - rallied through July, as economic indicators showed the economy cooled off a bit in the second quarter. Large-capitalization stocks were the main drivers of the upswing during the first half of the period, as they had been for the past couple of years. From August through October, though, momentum veered away from large-cap stocks as investors started buying small-cap stocks that hadn't yet reached peak valuations relative to their earnings growth. The market began losing steam at the beginning of October after Federal Reserve Board Chairman Alan Greenspan said that he felt economic growth was on an "unsustainable track." On top of that, Southeast Asian economies began a freefall after several countries in the region experienced currency difficulties. On October 27, a steep drop in the Hong Kong market triggered a 554-point drop in the Dow Jones Industrial Average - the biggest daily point drop in the Dow's history. The market rebounded 337 points the next day, reflecting the fact that the market felt the U.S. economy was still strong despite the troubles in Southeast Asia.
Q. WHY DID THE FUND UNDERPERFORM ITS PEER GROUP DURING THE PERIOD?
A. The fund's assets increased to $827 million at the end of the period from $450 million at the end of April - a jump of almost 85%. Evidently, mutual fund investors were enamored with the market's shift away from large-cap stocks. Such a large level of sales inevitably results in an increase in cash due to a limited liquidity inherent in small-cap stocks. In fact, at one point during the period, the fund had almost 20% of its assets in cash. When equity markets are performing so well, cash is a huge anchor on performance. To reduce sales volatility, the fund will increase its redemption fee for shareholders who owned the fund for less than 90 days to 1.50% from 0.75%, effective November 15. Fidelity mailed a letter to the fund's shareholders informing them of the change. The money collected from redemption fees does not go to Fidelity - it goes back into the fund. The fees benefit long-term shareholders for the trading friction caused by short-term traders.
Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?
A. Ross Stores, which operates a chain of off-price stores in the western U.S., appreciated considerably during the period. The company has a good management team and reported strong sales and earnings growth. UTI Energy, a provider of contract drilling services on the U.S. Gulf Coast and Oklahoma, was another excellent holding. A shortage of industry rigs accounted for higher daily lease rates over the past six months. Accordingly, UTI Energy's sales and earnings grew substantially. The stock was up more than 404% over the six months that ended October 31, 1997.
Q. WHICH HOLDINGS HURT PERFORMANCE?
A. Zeigler Coal detracted from performance. The company seemed to be improving its business prospects, so I thought I was buying the stock on the bottom - at the beginning of an upswing. Unfortunately, the company's earnings did not improve and the stock continued to fall during the period. Photronics was another weak spot in the portfolio. In this case, it wasn't a question of earnings potential. The company was just dragged down with all of the other technology stocks during the last three weeks of the period.
Q. WE UNDERSTAND THERE WILL BE CHANGES MADE TO THE FUND'S NAME AND INVESTMENT POLICIES NEXT YEAR . . .
A. Yes, that's right. Effective January 2, 1998, the fund will be renamed Fidelity Small Cap Selector. The new name reflects the quantitative stock-picking methods used by the fund. Also starting on that date, the fund will adopt a policy of normally investing at least 65% of its assets in companies with capitalizations similar to those in the Russell 2000 Index at the time of the fund's investment. The Russell 2000 is the most widely accepted measure of the performance of small-cap stocks and is used as the fund's benchmark. The fund's current investment policy - to normally invest at least 65% of its total assets in equity securities of companies with market capitalizations of $1 billion or less at the time of the fund's investment - is based on a static dollar amount that does not change with the market. In fact, in an effort to reflect the small-cap market, effective January 1, 1996, the $1 billion level increased from $750 million. Since this change in investment policy, the rise in market prices has caused the capitalization range of the Russell 2000 to increase significantly. By using a capitalization target that refers to the general size of companies that make up the index instead of a specific dollar amount, it will be easier for me to make sure that the fund's investment universe keeps pace with the market in which it invests and with its benchmark index.
Q. WHAT'S YOUR OUTLOOK?
A. I expect volatility in the markets to continue for a while. I don't think we've seen the last of the ripple effects from the currency problems in Southeast Asia. In addition, I think the U.S. economy will slow down to a point where we'll see the stock market generating a compounded annual return of 9% to 10%. Investors have been somewhat spoiled with the 25% to 30% compounded annual returns that we've seen in the past three or four years. I think it's unlikely that those considerable gains will continue in the next six months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BRAD LEWIS ON THE REPEAL OF
THE "SHORT THREE TEST" TAX
CODE:
"The 1997 tax law repealed the
mutual fund industry's `short three
test' for capital gains. This rule
mandated that no more than 30%
of a mutual fund's annual capital
gains could result from positions
held for less than 90 days. I think
the law was well intentioned,
considering that trading costs
were substantially higher when the
law was first passed than they are
now. Indeed, short-term trading
would have benefited brokers and
market makers most when the rule
was first instituted. However,
times have changed. A sizeable
portion of current trades are
electronic, and a typical trade is
executed at less than a nickel a
share.
"The `short three test' historically
has had a slight negative impact
on the fund's performance. From
time to time, we were fortunate
enough to buy a stock whose return
exceeded expectations within a
few weeks of its purchase. The
`short three test' normally
prevented us from taking profits
and using the proceeds to invest
in other stocks with better
risk/reward characteristics.
"Will the repeal of the `short three
test' substantially impact how I
manage the fund? No, it will not.
However, I recently have given a
little more weight to my
shorter-time-horizon models.
These models empirically have
delivered more consistent
performance than our longer-term
models."
FUND FACTS
GOAL: capital appreciation
by investing mainly in equity
securities of companies with
small market capitalizations,
chosen in part by using
computer-aided quantitative
analysis
FUND NUMBER: 336
TRADING SYMBOL: FDSCX
START DATE: June 28, 1993
SIZE: as of October 31, 1997,
more than $827.4 million
MANAGER: Bradford Lewis,
since 1993; manager, Fidelity
Disciplined Equity, since 1988,
and Fidelity Stock Selector,
since 1990; joined Fidelity
in 1985
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE STOCKS
                                                  6 MONTHS AGO

ROSS STORES, INC.                  1.8            4.1

SEACOR SMIT, INC.                  1.6            0.0

MEYER (FRED), INC.                 1.1            0.0

MONEY STORE, INC                   0.9            1.1

ETHAN ALLEN INTERIORS, INC.        0.8            0.5

SYMANTEC CORP.                     0.8            1.0

TIFFANY & CO., INC.                0.8            1.5

CMAC  INVESTMENTS                  0.8            1.0

INTEGRATED HEALTH SERVICES, INC.   0.8            0.0

PRIME HOSPITALITY CORP.            0.7            0.0

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1997
                             % OF FUND'S    % OF FUND'S INVESTMENTS
                             INVESTMENTS    IN THESE MARKET SECTORS
                                            6 MONTHS AGO

FINANCE                      19.0           28.5

CONSTRUCTION & REAL ESTATE   12.1           5.4

RETAIL & WHOLESALE           10.6           10.1

TECHNOLOGY                   7.8            8.6

DURABLES                     7.4            5.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997 * AS OF APRIL 30, 1997 **
44
ROW: 1, COL: 1, VALUE: 7.2
ROW: 1, COL: 2, VALUE: 46.4
ROW: 1, COL: 3, VALUE: 46.4
STOCKS 88.7%
SHORT-TERM
INVESTMENTS 11.3%

STOCKS 92.8%
SHORT-TERM
INVESTMENTS 7.2%

ROW: 1, COL: 1, VALUE: 11.3
ROW: 1, COL: 2, VALUE: 44.34999999999999
ROW: 1, COL: 3, VALUE: 44.34999999999999
FOREIGN
INVESTMENTS 7.1%
**
*
FOREIGN
INVESTMENTS 8.3%
INVESTMENTS OCTOBER 31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.1%
AEROSPACE & DEFENSE - 0.7%
Advanced Aerodynamics & Structures, Inc. Class A (a) 50,000 $ 234,375 Aviall, Inc. (a) 87,000 1,163,625
Doncasters PLC sponsored ADR  4,000  107,750
Fairchild Corp. Class A (a)  40,000  1,012,500
GenCorp, Inc.   127,000  3,103,563
Transtechnology Corp.   6,500  181,188
  5,803,001
DEFENSE ELECTRONICS - 0.4%
Ducommun, Inc. (a)  23,000  767,625
Tracor, Inc. (a)  100,000  2,675,000
  3,442,625
TOTAL AEROSPACE & DEFENSE   9,245,626
BASIC INDUSTRIES - 4.1%
CHEMICALS & PLASTICS - 2.1%
Cambrex Corp.   16,000  767,000
Carbide/Graphite Group, Inc. (The) (a)  13,000  463,125
Ferro Corp.   73,000  2,732,938
First Years, Inc. (The)  8,000  200,000
Fuller (H.B.) Co.   19  898
General Chemical Group, Inc.   24,000  705,000
Geon Co.   8,300  180,006
LESCO, Inc.   10,000  210,000
Minerals Technologies, Inc.   74,000  3,061,750
O'Sullivan Corp.   21,000  220,500
Peak International, Ltd.   6,500  146,250
Scotts Co. Class A (a)  79,000  2,113,250
Sybron Chemical Industry Corp.   5,000  160,000
Terra Industries, Inc.   184,000  2,242,500
Tredegar Industries, Inc.   11,150  779,106
Wellman, Inc.   172,000  3,493,750
  17,476,073
IRON & STEEL - 0.9%
Armco, Inc.   284,000  1,633,000
Barnes Group, Inc.   46,000  1,201,750
Citation Corp. (a)  26,000  442,000
National Steel Corp. Class B (a)  82,000  1,353,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
IRON & STEEL - CONTINUED
Oregon Steel Mills, Inc.   40,000 $ 842,500
Quanex Corp.   1,200  33,150
Schnitzer Steel, Inc. Class A  26,000  757,250
TriMas Corp.   41,000  1,199,250
  7,461,900
METALS & MINING - 0.4%
AFC Cable Systems, Inc. (a)  12,500  354,688
Commercial Metals Co.   9,100  293,475
Encore Wire Corp. (a)  22,500  635,625
Kaiser Aluminum Corp. (a)   70,000  879,375
Special Metals Corp.   2,000  41,250
Superior Telecom, Inc. (a)  40,000  1,370,000
  3,574,413
PAPER & FOREST PRODUCTS - 0.7%
Buckeye Cellulose Corp. (a)  40,000  1,660,000
Drypers Corp. (a)  15,000  103,125
Mail-Well, Inc. (a)  82,500  2,856,563
Pope & Talbot, Inc.   43,000  714,875
  5,334,563
TOTAL BASIC INDUSTRIES   33,846,949
CONSTRUCTION & REAL ESTATE - 12.1%
BUILDING MATERIALS - 2.0%
ACX Technologies, Inc. (a)  52,000  1,368,250
Carlisle Companies, Inc.   26,000  1,124,500
Centex Construction Products, Inc.   28,100  871,100
Giant Cement Holding, Inc. (a)   18,000  436,500
Lone Star Industries, Inc.   72,000  3,955,500
Medusa Corp.   31,000  1,309,750
Southdown, Inc.   57,000  3,156,375
Texas Industries, Inc.   104,000  4,933,500
  17,155,475
CONSTRUCTION - 1.5%
Centex Corp.   80,000  4,680,000
Crossman Communities, Inc. (a)  34,500  750,375
Jacobs Engineering Group, Inc.   58,000  1,566,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - CONTINUED
M.D.C. Holdings, Inc.   34,700 $ 386,038
M/I Schottenstein Homes, Inc. (a)  4,000  55,500
Monaco Coach Corp. (a)  12,000  286,500
Pulte Corp.   28,000  1,046,500
Ryland Group, Inc.   58,000  1,036,750
Standard Pacific Corp.   112,000  1,218,000
Webb (Del E.) Corp.   62,000  1,236,125
  12,261,788
ENGINEERING - 0.0%
URS Corp. (a)  13,000  206,375
REAL ESTATE - 0.1%
Parkway Properties, Inc.   24,000  816,000
REAL ESTATE INVESTMENT TRUSTS - 8.5%
Bay Apartment Communities, Inc.   91,000  3,560,375
Berkshire Realty, Inc.   107,000  1,190,375
CBL & Associates Properties, Inc.   120,000  2,895,000
Colonial Properties Trust (SBI)  77,000  2,184,875
Cousins Properties, Inc.   19,000  596,125
Developers Diversified Realty Corp.   89,000  3,515,500
Dynex Capital, Inc.   141,000  1,965,188
Eastgroup Properties, Inc.   18,000  360,000
Equity Inns, Inc.   198,000  3,118,500
Essex Property Trust, Inc.   31,000  1,061,750
Excel Realty Trust, Inc.   7,000  210,875
FAC Realty, Inc.   96,000  756,000
Felcor Suite Hotels, Inc.   44,000  1,611,500
First Industrial Realty Trust, Inc.   96,000  3,324,000
Glimcher Realty Trust (SBI)  93,000  2,063,438
Health Care, Inc.   73,000  1,902,563
Home Properties of NY, Inc.   26,000  708,500
Hospitality Properties Trust (SBI)  148,000  5,263,250
INMC Mortgage Holdings, Inc.   168,000  3,990,000
IRT Property Co.   133,000  1,629,250
Irvine Apartment Communities, Inc.   71,000  2,183,250
Koger Equity, Inc.   51,000  1,102,875
MGI Properties, Inc.   25,000  575,000
Manufactured Home Communities, Inc.   55,000  1,375,000
Merry Land & Investment Co., Inc.   187,484  4,089,495
Mid-Atlantic Realty Trust  24,000  324,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
National Golf Properties, Inc.   31,000 $ 1,005,563
Nationwide Health Properties, Inc.   159,000  3,587,438
Oasis Residential, Inc.   59,000  1,320,125
Omega Healthcare Investors, Inc.   60,000  2,160,000
Pacific Gulf Properties, Inc.   59,000  1,334,875
Price, Inc. CL B  45,000  1,771,875
Realty Income Corp.   45,000  1,175,625
Sun Communities, Inc.   32,000  1,116,000
Sunstone Hotel Investors, Inc.   66,000  1,159,125
Tanger Factory Outlet Centers, Inc.   9,200  262,200
Trinet Corporate Realty Trust, Inc.   77,000  2,786,438
Urban Shopping Centers, Inc.   51,000  1,651,125
  70,887,073
TOTAL CONSTRUCTION & REAL ESTATE   101,326,711
DURABLES - 7.4%
AUTOS, TIRES, & ACCESSORIES - 1.7%
Arvin Industries, Inc.   58,000  2,171,375
Autocam Corp.   7,350  104,738
Borg-Warner Automotive, Inc.   32,000  1,744,000
ESCO Electronics Corp. (trust receipt) (a)  47,000  807,813
Mascotech, Inc.   117,000  2,223,000
Navistar International Corp. (a)  95,000  2,202,813
SPX Corp.   27,000  1,761,750
Standard Products Co.   47,000  1,263,125
Superior Industries International, Inc.   67,000  1,788,063
  14,066,677
CONSUMER DURABLES - 1.1%
Ballantyne of Omaha, Inc.   30,300  507,525
Blount International, Inc. Class A  19,000  998,688
Department 56, Inc. (a)  109,000  3,290,438
Sola Group Ltd. (a)  127,000  4,333,875
  9,130,526
CONSUMER ELECTRONICS - 0.1%
Royal Appliance Manufacturing Co.   85,000  669,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
HOME FURNISHINGS - 1.7%
Ethan Allen Interiors, Inc.   200,000 $ 7,087,500
Furniture Brands International, Inc. (a)   249,000  4,170,750
Kinetic Concepts, Inc.   61,000  1,159,000
O'Sullivan Industries Holdings, Inc. (a)  102,300  1,419,413
Stanley Furniture Co, Inc. (a)  11,000  272,250
Winsloew Furniture, Inc. (a)  22,000  311,438
  14,420,351
TEXTILES & APPAREL - 2.8%
Crown Crafts, Inc.   11,000  164,313
Culp, Inc.   26,000  494,000
Dexter Corp.   62,000  2,433,500
Fieldcrest Cannon, Inc. (a)  66,000  2,206,875
Kellwood Co.   42,000  1,451,625
Mohawk Industries, Inc. (a)  155,000  4,766,250
Novel Denim Holdings Ltd.   300  6,075
Pacific Sunwear of California, Inc. (a)   167,000  4,613,375
Phillips-Van Heusen Corp.   79,000  1,125,750
Supreme International Corp. (a)  15,500  187,938
Westpoint Stevens, Inc. Class A (a)  144,000  5,904,000
  23,353,701
TOTAL DURABLES   61,640,630
ENERGY - 6.8%
COAL - 0.5%
Zeigler Coal Holding Co.   233,000  4,164,875
ENERGY SERVICES - 4.9%
Carbo Ceramics, Inc.   6,000  198,750
Cliffs Drilling Co. (a)  70,000  5,088,125
Dawson Geophysical Co. (a)  3,000  64,125
Marine Drilling Companies, Inc. (a)  180,000  5,332,500
Maverick Tube Corp. (a)  138,000  4,864,500
Oceaneering International, Inc. (a)   135,000  3,349,688
Pool Energy Services Co. (a)  61,000  2,070,188
Santa Fe International Corp.   1,900  93,456
SEACOR SMIT, Inc. (a)  205,000  13,350,625
Transcoastal Marine Services, Inc.   600  14,925
Tuboscope, Inc. (a)  68,000  2,159,000
UTI Energy Corp. (a)  93,000  4,150,125
  40,736,007
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - 1.4%
Cabot Oil & Gas Corp. Class A  70,000 $ 1,680,000
HS Resources, Inc. (a)  24,000  423,000
Holly Corp.   16,000  424,000
Houston Exploration Co. (a)  80,000  1,940,000
National-Oilwell, Inc. (a)  47,000  3,598,438
Patina Oil & Gas Corp. (a)  46,000  448,500
Tesoro Petroleum Corp. (a)  108,000  1,755,000
Veritas DGC, Inc. (a)  50,000  2,046,875
  12,315,813
TOTAL ENERGY   57,216,695
FINANCE - 19.0%
BANKS - 4.6%
CCB Financial Corp.   53,000  4,823,000
CNB Bancshares, Inc.   13,000  518,375
City National Corp.   189,500  5,696,844
Cullen Frost Bankers, Inc.   28,000  1,414,000
First Midwest Bankcorp, Inc.   13,000  471,250
Imperial Bancorp (a)  72,000  3,141,000
Magna Group, Inc. (a)  94,000  3,713,000
North Fork Bancorp., Inc.   164,000  4,827,750
ONBANCorp, Inc.   70,000  4,545,625
Peoples Heritage Financial Group, Inc.   47,000  1,850,625
Silicon Valley Bancshares (a)  25,000  1,365,625
Trans Financial, Inc.   25,000  800,000
UAB Financial Corp.   22,050  1,135,575
USBANCORP, Inc. Pennsylvania  22,000  1,430,000
Westamerica Bancorporation  30,000  2,640,000
  38,372,669
CLOSED END INVESTMENT COMPANY - 4.1%
Austria Fund, Inc.   342,400  3,252,800
Brazil Fund, Inc.   40,000  862,500
Central European Equity Fund  80,000  1,850,000
Chile Fund, Inc.   29,000  652,500
Emerging Markets Telecommunication Fund, Inc.   40,000  637,500
Emerging Germany Fund, Inc.   317,500  3,373,438
Emerging Markets Infrastructure Fund, Inc.   200,000  2,350,000
First Australia Fund, Inc.   33,000  245,438
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CLOSED END INVESTMENT COMPANY - CONTINUED
GT Global Eastern Europe Fund  29,933 $ 490,153
Growth Fund of Spain, Inc.   260,000  4,030,000
Invesco Global Health Sciences Fund  15,000  259,688
Italy Fund, Inc. (The)  170,000  1,615,000
Mexico Fund, Inc. (The)  50,000  934,375
Morgan Stanley Emerging Markets Fund, Inc.   46,000  618,125
Morgan Stanley Asia-Pacific Fund, Inc.   100,000  806,250
New Germany Fund, Inc. (The)  300,000  4,481,250
Portugal Fund, Inc.   50,000  843,750
Scudder New Europe Fund, Inc.   28,000  434,000
Scudder New Asia Fund, Inc.   20,000  210,000
Singapore Fund, Inc.   19,000  166,250
Southern Africa Fund, Inc.   25,200  400,050
Spain Fund, Inc.   200,000  2,825,000
TCW/DW Emerging Markets Opportunities Trust (SBI)  45,000  559,688
Taiwan Fund, Inc.   85,000  1,540,625
Templeton Dragon Fund, Inc.   55,200  707,250
  34,145,630
CREDIT & OTHER FINANCE - 2.0%
AmeriCredit Corp. (a)  190,900  5,548,031
Cash America Investments, Inc.   59,000  696,938
Consumer Portfolio Services, Inc. (a)  52,000  650,000
Life Bancorp, Inc.   40,000  1,212,500
Money Store, Inc.   250,500  7,107,938
New Century Financial Corp.   2,400  38,400
Triad Guaranty, Inc. (a)  63,000  1,858,500
  17,112,307
INSURANCE - 5.4%
Acceptance Insurance Co., Inc.   29,000  674,250
Alfa Corp.   15,000  243,750
Allied Group, Inc.   51,000  2,409,750
American Heritage Life Investment Corp.   15,000  530,625
CMAC Investments  117,600  6,431,250
Capital Re Corp.   53,000  3,123,688
Chartwell Re Corp.   33,000  1,068,375
Citizens Corp.   20,000  586,250
Delphi Financial Group, Inc. Class A  53,244  2,196,315
Enhance Financial Services Group Corp.   36,000  1,901,250
First American Financial Corp.  21,000  1,265,250
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Fremont General Corp.   33,000 $ 1,538,625
Frontier Insurance Group, Inc.   100,000  3,368,750
Guaranty National Corp.   50,000  1,784,375
Harleysville Group Inc.   24,000  612,000
Horace Mann Educators Corp.   39,000  2,193,750
Liberty Corp. (The)  27,000  1,155,938
Life RE Corp.   28,000  1,543,500
MFC Bancorp Ltd.   107,500  1,075,000
Medical Assurance, Inc. (a)   17,000  474,938
Mutual Risk Management Ltd.   36,000  933,750
Orion Capital Corp.   34,000  1,530,000
Penn Treaty American Corp. (a)  16,000  514,000
Philadelphia Consolidated Holding Corp. (a)  52,000  1,917,500
Poe & Associates, Inc.   4,900  202,125
RLI Corp.   22,000  913,000
Reinsurance Group of America, Inc.   30,000  1,175,625
Selective Insurance Group, Inc.   16,000  866,000
State Auto Financial Corp.   10,000  280,000
Titan Holdings, Inc.   15,000  307,500
Vesta Insurance Group Corp.   45,000  2,615,625
  45,432,754
SAVINGS & LOANS - 2.8%
Albank Financial Corp.   54,000  2,497,500
CFSB Bancorp, Inc.   3,000  93,750
California Federal Bank FSB (a):
contingent litigation recovery rights  24,640  498,960
 secondary contingent litigation recovery
 participation interest  38,540  857,515
CenFed Financial Corp.   39,547  1,596,710
CitFed Bancorp, Inc.   22,500  1,108,125
Coast Savings Financial, Inc. (a)  48,000  2,817,000
First Colorado Bancorp., Inc.   9,900  201,713
First Liberty Financial Corp.   7,500  197,813
FirstFed Financial Corp. (a)  27,000  945,000
Flushing Financial Corp.   18,000  391,500
Golden State Bancorp.(a)  182,000  6,051,500
Reliance Bancorp., Inc.   6,000  193,500
St. Paul Bancorp., Inc.   87,000  2,088,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - CONTINUED
Sovereign Bancorp., Inc.   113,000 $ 2,005,750
Webster Financial Corp. Waterbury, Conn.  26,000  1,602,250
  23,146,586
SECURITIES INDUSTRY - 0.1%
Southwest Securities Group, Inc.   18,000  400,500
TOTAL FINANCE   158,610,446
HEALTH - 3.1%
DRUGS & PHARMACEUTICALS - 0.2%
Alpharma, Inc. Class A  59,000  1,301,688
Alpharma, Inc. Class A Rights 11/25/97 (a)  9,833  55,311
Optek Technology, Inc. (a)  7,000  126,875
  1,483,874
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Bindley Western Industries, Inc.   39,000  1,096,875
Computer Motion, Inc.   73,400  862,450
Datascope Corp. (a)  43,200  1,042,200
EMPI, Inc. (a)  31,800  699,600
Marquette Medical Systems, Inc. (a)  12,000  309,000
Maxxim Medical, Inc. (a)  21,000  469,875
Perrigo Co. (a)  170,000  2,613,750
  7,093,750
MEDICAL FACILITIES MANAGEMENT - 2.1%
American HomePatient, Inc. (a)  30,000  772,500
Hooper Holmes, Inc.   51,000  752,250
Integrated Health Services, Inc.   198,000  6,286,500
Mariner Health Group, Inc. (a)  156,000  2,291,250
Matria Healthcare, Inc.   39,000  238,875
NovaCare, Inc. (a)  222,000  2,899,875
Quest Diagnostics, Inc. (a)   20,000  333,750
Universal Health Services, Inc. Class B (a)  81,000  3,569,063
  17,144,063
TOTAL HEALTH   25,721,687
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 1.7%
Avid Technology, Inc. (a)  176,000 $ 5,027,000
C&D Technologies, Inc.   35,000  1,540,000
Hughes Supply, Inc.   109,300  3,811,838
Mas Technology Ltd.   300  4,613
MagneTek, Inc. (a)  143,000  2,904,688
Thomas Industries, Inc.   14,000  420,000
  13,708,139
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Alamo Group, Inc.   6,000  126,000
Applied Industrial Technologies, Inc.   28,500  828,281
Applied Power, Inc. Class A  43,000  2,660,625
Commercial Intertech Corp.   135,000  2,193,750
Gehl Co. (a)  11,000  231,172
Graco, Inc.   11,200  433,300
IDEX Corp.   19,000  638,875
Kaydon Corp.   42,000  1,275,750
Lincoln Electric Co.   4,000  151,000
MTS Systems Corp.   10,300  391,400
Manitowoc Co., Inc.   105,000  3,182,813
Regal-Beloit Corp.   47,000  1,263,125
Robbins & Myers, Inc.   40,000  1,515,000
Terex Corp. (a)  40,000  842,500
Valmont Industries, Inc.   37,000  846,375
Varlen Corp.   16,000  604,000
Watkins-Johnson Co.   53,000  1,643,000
Watts Industries, Inc. Class A  60,000  1,522,500
  20,349,466
POLLUTION CONTROL - 0.1%
Casella Waste Systems, Inc. Class A  1,800  39,825
Superior Services, Inc. (a)  30,000  802,500
  842,325
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,899,930
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 3.9%
ENTERTAINMENT - 0.0%
Harveys Casino Resorts  12,000 $ 226,500
LEISURE DURABLES & TOYS - 0.8%
Authentic Fitness Corp.   94,000  1,645,000
Polaris Industries, Inc.   81,000  2,465,438
Russ Berrie & Co., Inc.   35,000  953,750
Steinway Musical Instruments, Inc. (a)  39,000  926,250
T-HQ, Inc.   31,000  515,375
  6,505,813
LODGING & GAMING - 1.0%
Prime Hospitality Corp. (a)  299,000  6,092,125
Rio Hotel & Casino, Inc. (a)  106,000  2,325,375
Servico, Inc. (a)  25,000  398,438
  8,815,938
PUBLISHING - 0.2%
Franklin Covey Co. (a)   29,000  650,688
McClatchy Newspapers, Inc. Class A  20,500  672,656
  1,323,344
RESTAURANTS - 1.9%
CKE Restaurants, Inc.   112,000  4,473,000
Einstein / Noah Bagel Corp. (a)   358,000  2,975,875
Foodmaker, Inc. (a)  222,000  3,649,125
Ruby Tuesday, Inc. (a)  43,000  1,169,063
Ryan's Family Steak Houses, Inc. (a)  150,000  1,293,750
ShowBiz Pizza Time, Inc. (a)  107,000  2,273,750
  15,834,563
TOTAL MEDIA & LEISURE   32,706,158
NONDURABLES - 4.1%
AGRICULTURE - 0.2%
Michael Foods, Inc.   62,000  1,581,000
BEVERAGES - 0.7%
Canadaigua Wine Co. Class A (a)  83,000  4,118,875
Coors (Adolph) Co. Class B  53,000  1,871,563
  5,990,438
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
FOODS - 1.1%
Earthgrains Co.   54,000 $ 2,220,750
International Multifoods Corp.   49,000  1,445,500
J & J Snack Foods Corp. (a)  14,000  238,000
Morningstar Group, Inc. (a)  39,000  1,667,250
Pilgrims Pride Corp.   7,900  103,688
Smithfield Foods, Inc. (a)  78,000  2,330,250
Suiza Foods Corp. (a)  30,000  1,511,250
Tasty Baking Co.   11,000  243,375
  9,760,063
HOUSEHOLD PRODUCTS - 1.3%
Aptargroup, Inc.   34,000  1,867,875
Church & Dwight Co., Inc.   42,000  1,210,125
Helen of Troy Corp. (a)  109,000  1,812,125
Safeskin Corp. (a)  80,000  3,630,000
Windmere-Durable Holdings, Inc.   91,000  2,058,875
  10,579,000
TOBACCO - 0.8%
Dimon, Inc.   57,000  1,478,438
Schweitzer-Mauduit International, Inc.   53,000  2,232,625
Universal Corp.   78,000  2,998,125
  6,709,188
TOTAL NONDURABLES   34,619,689
RETAIL & WHOLESALE - 10.6%
APPAREL STORES - 3.3%
Buckle, Inc. (The) (a)  40,000  1,080,000
Burlington Coat Factory Warehouse Corp.   163,000  2,699,688
Cato Corp. Class A  65,000  556,563
Dress Barn, Inc. (a)  98,000  2,486,750
Footstar, Inc.   156,500  4,254,844
Genesco, Inc. (a)  67,000  850,063
Ross Stores, Inc.   408,000  15,249,000
  27,176,908
APPLIANCE STORES - 0.3%
Cellstar Corp. (a)  82,500  2,799,844
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 3.9%
Ames Department Stores (a)  104,000 $ 1,618,500
Carson Pirie Scott & Co. (a)  39,000  1,879,313
Family Dollar Stores, Inc.   202,500  4,758,750
Freds, Inc. Class A  14,000  311,500
MacFrugals Bargains Closeouts, Inc. (a)   111,000  3,774,000
Meyer (Fred), Inc. (a)  319,400  9,122,863
Michaels Stores, Inc. (a)  137,000  4,118,563
Shopko Stores, Inc. (a)  134,000  3,358,375
Stein Mart, Inc. (a)  121,000  3,539,250
  32,481,114
GROCERY STORES - 0.4%
Fleming Companies, Inc.   202,000  3,408,750
RETAIL & WHOLESALE, MISCELLANEOUS - 2.7%
Cameron Ashley, Inc. (a)  15,700  272,788
Cole National Corp. Class A (a)  17,000  720,375
Creative Computers, Inc. (a)  34,300  518,788
Damark International, Inc. Class A (a)  70,000  813,750
Finish Line, Inc. Class A  104,000  1,755,000
Funco, Inc. (a)  19,000  389,500
Hancock Fabrics, Inc.   15,000  203,438
Pier 1 Imports, Inc.   235,500  4,297,875
Tiffany & Co., Inc.   168,000  6,636,000
Trend-Lines, Inc. Class A (a)  10,000  73,750
Tuesday Morning Corp. (a)  85,000  2,061,250
Zale Corp. (a)  185,000  4,671,250
  22,413,764
TOTAL RETAIL & WHOLESALE   88,280,380
SERVICES - 1.7%
ADVERTISING - 0.1%
ADVO, Inc. (a)  57,000  1,278,938
LEASING & RENTAL - 0.4%
Cort Business Services Corp. (a)  12,000  436,500
Leasing Solutions, Inc. (a)  71,000  1,641,875
Rental Service Corp.   12,000  321,000
Renters Choice, Inc. (a)  52,000  1,157,000
  3,556,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
PRINTING - 0.7%
CSS Industries, Inc. (a)  7,000 $ 247,625
Consolidated Graphics, Inc. (a)   39,000  2,023,125
Merrill Corp.   25,000  559,375
New England Business Service, Inc.   41,000  1,194,125
Valassis Communications, Inc. (a)  62,000  1,829,000
  5,853,250
SERVICES - 0.5%
Borg Warner Security Corp. (a)  11,900  201,556
CorporateFamily Solutions, Inc.   60,100  893,988
Day Runner, Inc. (a)  20,000  806,250
Lawyers Title Corp.   26,000  825,500
Pittston Co. (Burlington Group)  42,000  1,141,875
  3,869,169
TOTAL SERVICES   14,557,732
TECHNOLOGY - 7.8%
COMMUNICATIONS EQUIPMENT - 0.6%
Davox Corp. (a)  42,000  1,501,500
ITI Technologies, Inc. (a)  69,000  1,768,125
Network Equipment Technologies (a)  84,000  1,428,000
  4,697,625
COMPUTER SERVICES & SOFTWARE - 2.3%
CompuCom Systems, Inc.   81,000  764,438
Computer Task Group, Inc.   54,000  1,525,500
Inacom Corp. (a)  160,000  4,930,000
MicroAge, Inc.   160,000  3,520,000
National Computer System, Inc.   20,000  760,000
Symantec Corp. (a)  319,000  6,978,125
Systems & Computer Technology Corp. (a)  20,000  862,500
  19,340,563
COMPUTERS & OFFICE EQUIPMENT - 1.0%
Accent Color Sciences, Inc.   47,500  178,125
CHS Electronics, Inc. (a)  69,000  1,686,188
Merisel, Inc.   151,000  613,438
Stratus Computer, Inc. (a)  115,000  4,068,125
Telxon Corp.   59,000  1,519,250
  8,065,126
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 1.2%
Berg Electronics Corp. (a)  28,000 $ 654,500
Electro Scientific Industries, Inc. (a)   26,000  1,261,000
Fisher Scientific International, Inc.   31,000  1,426,000
Fluke Corp.   66,000  1,588,125
Waters Corp. (a)  122,000  5,368,000
  10,297,625
ELECTRONICS - 2.6%
Audiovox Corp. Class A (a)  124,000  1,123,750
Continental Circuits Corp. (a)  13,000  232,375
DII Group, Inc. (a)  116,000  2,856,500
Dallas Semiconductor Corp.   110,000  5,376,250
Esterline Technologies Corp. (a)  30,000  1,091,250
Galileo Technology Ltd.   200  6,875
Griffon Corp. (a)  35,100  555,019
Integrated Circuit Systems, Inc. (a)   80,000  2,740,000
MMC Networks, Inc.   600  13,125
Photronics, Inc. (a)  116,000  4,973,500
Rexel, Inc. (a)  141,000  3,154,875
  22,123,519
PHOTOGRAPHIC EQUIPMENT - 0.1%
Panavision, Inc. (a)   19,000  473,813
TOTAL TECHNOLOGY   64,998,271
TRANSPORTATION - 3.2%
AIR TRANSPORTATION - 0.6%
Alaska Air Group, Inc. (a)  119,000  3,971,625
Mesaba Holdings, Inc. (a)  20,000  412,500
SkyWest, Inc.   25,000  606,250
  4,990,375
RAILROADS - 0.1%
Westinghouse Air Brake Co.   32,000  794,000
SHIPPING - 0.4%
Trico Marine Services, Inc. (a)   90,000  3,307,500
TRUCKING & FREIGHT - 2.1%
Arkansas Best Corp. (a)  55,000  632,500
Arnold Industries, Inc.   34,000  722,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - CONTINUED
Circle International Group, Inc.   45,700 $ 1,148,213
Consolidated Freightways Corp.   166,000  2,344,750
Hub Group, Inc. Class A (a)  13,000  396,500
M.S. Carriers, Inc. (a)  34,000  861,688
Rollins Truck Leasing Corp.   82,000  1,363,250
USFreightways Corp.   142,000  4,597,250
Werner Enterprises, Inc.   68,000  1,649,000
XTRA Corp.   15,000  756,563
Yellow Corp. (a)  102,000  2,798,625
  17,270,839
TOTAL TRANSPORTATION   26,362,714
UTILITIES - 3.7%
CELLULAR - 0.0%
Iridium World Communications Ltd. Class A  5,400  202,838
ELECTRIC UTILITY - 2.1%
Atlantic Energy, Inc.   106,900  1,970,969
Calpine Corp. (a)  113,000  1,793,875
Public Service Co. of New Mexico  281,000  5,461,938
Rochester Gas & Electric Corp.   170,000  4,281,875
SIGCORP, Inc.   30,000  783,750
TNP Enterprises, Inc.   3,800  96,425
United Illuminating Co.   84,000  3,276,000
WPS Resources Corp.   5,200  150,475
  17,815,307
GAS - 1.0%
Indiana Energy, Inc.   31,000  885,438
MDU Resources Group, Inc.   57,800  1,640,075
New Jersey Resources Corp.   20,000  647,500
ONEOK, Inc.   79,347  2,722,478
Santa Fe Pacific Pipeline Partners LP unit  9,000  406,125
UGI Corp.   75,000  2,015,625
  8,317,241
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.6%
Aliant Communications, Inc.   33,000 $ 845,625
Metromedia Fiber Network, Inc. Class A  1,100  26,400
USLD Communications Corp. (a)  200,000  3,962,500
  4,834,525
TOTAL UTILITIES   31,169,911
TOTAL COMMON STOCKS
(Cost $635,196,578)   775,203,529
U.S. TREASURY OBLIGATIONS - 0.1%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bills, yields at date of purchase:
4.93%, 1/2/98 $ 200,000  198,377
 4.99% to 5.23%, 1/8/98  750,000  743,059
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $941,436)   941,436
CASH EQUIVALENTS - 7.1%
Taxable Central Cash Fund (b)
(Cost $59,223,942)  59,223,942  59,223,942
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $695,361,956)  $ 835,368,907
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $695,427,695. Net unrealized appreciation aggregated $139,941,212, of which $158,226,342 related to appreciated investment securities and $18,285,130 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS OCTOBER 31, 1997 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $695,361,956) -                    $ 835,368,907
SEE ACCOMPANYING SCHEDULE

CASH                                                                         426,267

RECEIVABLE FOR INVESTMENTS SOLD                                              6,082,670

RECEIVABLE FOR FUND SHARES SOLD                                              4,903,919

DIVIDENDS RECEIVABLE                                                         663,729

INTEREST RECEIVABLE                                                          461,380

REDEMPTION FEES RECEIVABLE                                                   5,681

OTHER RECEIVABLES                                                            110,962

 TOTAL ASSETS                                                                848,023,515

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 17,723,412

PAYABLE FOR FUND SHARES REDEEMED                              2,167,911

ACCRUED MANAGEMENT FEE                                        421,499

OTHER PAYABLES AND ACCRUED EXPENSES                           228,111

 TOTAL LIABILITIES                                                           20,540,933

NET ASSETS                                                                  $ 827,482,582

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 634,444,977

UNDISTRIBUTED NET INVESTMENT INCOME                                          2,462,752

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        50,567,902
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    140,006,951

NET ASSETS, FOR 49,785,871 SHARES OUTSTANDING                               $ 827,482,582

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                               $16.62
($827,482,582 (DIVIDED BY) 49,785,871 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $16.62)                       $17.13


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                  $ 3,366,136
DIVIDENDS

INTEREST                                                                            2,012,696

 TOTAL INCOME                                                                       5,378,832

EXPENSES

MANAGEMENT FEE                                                       $ 2,003,580
BASIC FEE

 PERFORMANCE ADJUSTMENT                                               (92,758)

TRANSFER AGENT FEES                                                   894,248

ACCOUNTING FEES AND EXPENSES                                          167,875

NON-INTERESTED TRUSTEES' COMPENSATION                                 1,215

CUSTODIAN FEES AND EXPENSES                                           15,450

REGISTRATION FEES                                                     67,235

AUDIT                                                                 19,219

LEGAL                                                                 3,500

MISCELLANEOUS                                                         2,135

 TOTAL EXPENSES BEFORE REDUCTIONS                                     3,081,699

 EXPENSE REDUCTIONS                                                   (169,615)     2,912,084

NET INVESTMENT INCOME                                                               2,466,748

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                49,732,825

 FUTURES CONTRACTS                                                    1,082,280     50,815,105

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                             85,321,824
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                     136,136,929

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                    $ 138,603,677
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS ENDED   YEAR ENDED
                                                          OCTOBER 31, 1997   APRIL 30,
                                                          (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 2,466,748        $ 2,254,063
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  50,815,105         11,234,384

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      85,321,824         (32,500,724)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           138,603,677        (19,012,277)
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (1,770,673)        (465,966)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (8,852,881)        (23,807,815)

 TOTAL DISTRIBUTIONS                                       (10,623,554)       (24,273,781)

SHARE TRANSACTIONS                                         356,996,808        341,395,048
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             10,537,546         24,127,354

 COST OF SHARES REDEEMED                                   (119,034,121)      (427,019,838)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           248,500,233        (61,497,436)
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                            336,719            875,845

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  376,817,075        (103,907,649)

NET ASSETS

 BEGINNING OF PERIOD                                       450,665,507        554,573,156

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 827,482,582      $ 450,665,507
INCOME OF $2,462,752 AND $2,279,590, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      22,120,394         25,235,333

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   742,603            1,776,683

 REDEEMED                                                  (7,591,808)        (32,432,593)

 NET INCREASE (DECREASE)                                   15,271,189         (5,420,577)


FINANCIAL HIGHLIGHTS

      SIX MONTHS ENDED    YEARS ENDED APRIL 30,                 JUNE 28, 1993
      OCTOBER 31, 1997                                          (COMMENCEMENT
                                                                OF OPERATIONS) TO
                                                                APRIL 30,

      (UNAUDITED)         1997                    1996   1995   1994



SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 13.06     $ 13.89     $ 10.93     $ 10.61     $ 10.00
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME             .06 D       .06 D       .07         .05         .02

 NET REALIZED AND                  3.79        (.39)       3.74        .28         .65
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT             3.85        (.33)       3.81        .33         .67
 OPERATIONS



LESS DISTRIBUTIONS                 (.05)       (.01)       (.08)       (.01)       -
FROM NET INVESTMENT
 INCOME

 IN EXCESS OF NET                  -           -           -           -           (.02)
 INVESTMENT INCOME

 FROM NET REALIZED GAIN            (.25)       (.51)       (.77)       -           -

 IN EXCESS OF NET                  -           -           -           -           (.04)
 REALIZED GAIN

 TOTAL DISTRIBUTIONS               (.30)       (.52)       (.85)       (.01)       (.06)

REDEMPTION FEES ADDED TO           .01         .02         -           -           -
PAID IN CAPITAL

NET ASSET VALUE, END OF PERIOD    $ 16.62     $ 13.06     $ 13.89     $ 10.93     $ 10.61

TOTAL RETURN B, C                  29.95%      (2.38)%     35.72%      3.12%       6.70%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 827,483   $ 450,666   $ 554,573   $ 562,736   $ 661,804
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE       .97% A      .95%        1.01%       .97%        1.20% A
NET ASSETS

RATIO OF EXPENSES TO AVERAGE       .91% A,     .90%        .99%        .90% E      1.18% A,
NET ASSETS AFTER EXPENSE          E           E           E                       E
REDUCTIONS

RATIO OF NET INVESTMENT INCOME     .77% A      .41%        .39%        .40%        .03% A
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            87% A       176%        192%        182%        210% A

AVERAGE COMMISSION RATE F         $ .0355     $ .0365


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1997 (Unaudited)




17. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital. Effective November 15, 1997, the fee was increased to 1.50%.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
18. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
19. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $491,084,337 and $247,026,833, respectively.
The market value of futures contracts opened and closed during the period amounted to $59,772,535 and $60,854,815, respectively.
20. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of
 .60% of average net assets after the performance adjustment.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $609,538 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .28% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $104,045 for the period.
21. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $153,075 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,456 and $12,084, respectively, under these arrangements. DISTRIBUTIONS


The Board of Trustees of Fidelity Small Cap Stock Fund voted to pay on December 8, 1997, to shareholders of record at the opening of business on December 5, 1997, a distribution of $.89 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.08 per share from net investment income.


MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Bradford Lewis, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-5555
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE